================================================================================

            THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                          Dated as of March 15, 1999

                                    between

                            PREMIER GRAPHICS, INC.,
                                  as Borrower

                THE LENDERS SIGNATORY HERETO FROM TIME TO TIME,
                                  as Lenders,

                     GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent and Lender

                                      and

                   DEUTSCHE FINANCIAL SERVICES CORPORATION,
                     as Revolving Credit Agent and Lender


================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
1.   AMOUNT AND TERMS OF CREDIT FACILITIES......................................................................  2
         1.1      Revolving Credit Facility.....................................................................  2
         1.2      Term Loan A Facility..........................................................................  5
         1.3      Term Loan B Facility..........................................................................  6
         1.4      Letters of Credit.............................................................................  7
         1.5      Prepayments...................................................................................  7
         1.6      Interest......................................................................................  9
         1.7      Eligible Accounts............................................................................. 12
         1.8      Eligible Inventory............................................................................ 14
         1.9      Cash Management Systems....................................................................... 15
         1.10     Fees.......................................................................................... 15
         1.11     Receipt of Payments........................................................................... 16
         1.12     Application and Allocation of Payments........................................................ 17
         1.13     Loan Account and Accounting................................................................... 17
         1.14     Indemnity..................................................................................... 18
         1.15     Access........................................................................................ 19
         1.16     Taxes......................................................................................... 20
         1.17     Additional Provisions......................................................................... 21
         1.18     Security Interest in the Collateral........................................................... 23
         1.19     Rights of Lender, Limitations on Obligations of Lender........................................ 24
         1.20     Single Loan................................................................................... 25

2.   CONDITIONS PRECEDENT....................................................................................... 25
         2.1      Conditions to the Initial Advance............................................................. 25
         2.2      Further Conditions to Each Advance............................................................ 29

3. REPRESENTATIONS AND WARRANTIES............................................................................... 30
         3.1      Corporate Existence; Compliance with Law...................................................... 30
         3.2      Executive Offices; Corporate or Other Names; FEIN............................................. 30
         3.3      Corporate Power; Authorization; Enforceable Obligations....................................... 31
         3.4      Financial Statements and Projections.......................................................... 31
         3.5      Material Adverse Change....................................................................... 31
         3.6      Ownership of Property; Liens.................................................................. 31
         3.7      Restrictions; No Default; Material Contracts.................................................. 32
         3.8      Labor Matters................................................................................. 32
         3.9      Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness..................... 33
         3.10     Government Regulation......................................................................... 33
         3.11     Margin Regulations............................................................................ 33
         3.12     Taxes......................................................................................... 33
         3.13     ERISA......................................................................................... 34
         3.14     No Litigation................................................................................. 35

Third Amended and Restated Loan and Security Agreement

         3.15     Brokers....................................................................................... 35
         3.16     Patents, Trademarks, Copyrights and Licenses.................................................. 36
         3.17     Full Disclosure............................................................................... 36
         3.18     Hazardous Materials........................................................................... 36
         3.19     Insurance Policies............................................................................ 37
         3.20     Deposit and Disbursement Accounts............................................................. 37
         3.21     Subordinated Notes and Senior Notes........................................................... 37
         3.22     Representations and Warranties Regarding the Collateral....................................... 37
         3.23     Solvency...................................................................................... 39
         3.24     Year 2000 Problems............................................................................ 39

4.   FINANCIAL STATEMENTS AND INFORMATION....................................................................... 39
         4.1      Reports and Notices........................................................................... 39
         4.2      Communication with Accountants................................................................ 39

5.   AFFIRMATIVE COVENANTS...................................................................................... 40
         5.1      Maintenance of Existence and Conduct of Business.............................................. 40
         5.2      Payment of Charges and Claims................................................................. 40
         5.3      Books and Records............................................................................. 40
         5.4      Litigation.................................................................................... 40
         5.5      Insurance..................................................................................... 41
         5.6      Compliance with Laws.......................................................................... 41
         5.7      Agreements.................................................................................... 42
         5.8      Supplemental Disclosure....................................................................... 42
         5.9      Environmental Matters......................................................................... 43
         5.10     Landlord's and Mortgagee's Agreements......................................................... 43
         5.11     Certain Obligations Respecting Subsidiaries................................................... 44
         5.12     Application of Proceeds....................................................................... 44
         5.13     Fiscal Year................................................................................... 44
         5.14     Casualty and Condemnation..................................................................... 44
         5.15     Covenants Regarding the Collateral............................................................ 45
         5.16     Agent's and Revolving Credit Agent's Appointment as Attorneys-in-Fact......................... 48
         5.17     Maintenance Covenant.......................................................................... 50
         5.18     Year 2000 Problems............................................................................ 51

6.   NEGATIVE COVENANTS......................................................................................... 51
         6.1      Mergers, Subsidiaries, Etc.................................................................... 51
         6.2      Investments................................................................................... 51
         6.3      Indebtedness.................................................................................. 51
         6.4      Affiliate and Employee Loans and Transactions; Employment Agreements.......................... 52
         6.5      Capital Structure and Business................................................................ 52
         6.6      Guaranteed Indebtedness....................................................................... 52
         6.7      Liens......................................................................................... 52
         6.8      Sale of Assets................................................................................ 53
         6.9      Material Contracts............................................................................ 53


Third Amended and Restated Loan and Security Agreement

         6.10     ERISA......................................................................................... 53
         6.11     Financial Covenants........................................................................... 54
         6.12     Hazardous Materials........................................................................... 55
         6.13     Sale-Leasebacks............................................................................... 55
         6.14     Cancellation of Indebtedness.................................................................. 55
         6.15     Restricted Payments........................................................................... 55
         6.16     Real Property Leases.......................................................................... 55
         6.17     Bank Accounts................................................................................. 56
         6.18     Subordinated Notes............................................................................ 56
         6.19     No Speculative Transactions................................................................... 56
         6.20     Margin Regulations............................................................................ 56
         6.21     Limitation on Negative Pledge Clauses......................................................... 56
         6.22     Accounting Changes............................................................................ 56
         6.23     Senior Notes.................................................................................. 57

7.   TERM....................................................................................................... 57
         7.1      Duration...................................................................................... 57
         7.2      Survival of Obligations....................................................................... 57

8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES..................................................................... 57
         8.1      Events of Default............................................................................. 57
         8.2      Remedies...................................................................................... 60
         8.3      Grant of License to Use Patent and Trademark Collateral....................................... 63
         8.4      Waivers by Borrower........................................................................... 63
         8.5      Revolving Credit Agent as Sub-Agent in Connection with Current Collateral..................... 64

9.   SUCCESSORS AND ASSIGNS..................................................................................... 64
         9.1      Successors and Assigns........................................................................ 64

10.  ASSIGNMENTS AND PARTICIPATIONS; APPOINTMENT OF AGENT....................................................... 65
         10.1     Assignment and Participations................................................................. 65
         10.2     Appointment of Agent and Revolving Credit Agent............................................... 67
         10.3     Agent's and Revolving Credit Agent's Reliance, Etc............................................ 68
         10.4     GE Capital, Deutsche and Affiliates........................................................... 68
         10.5     Indemnification............................................................................... 69
         10.6     Successor Agent............................................................................... 69
         10.7     Setoff and Sharing of Payments................................................................ 70
         10.8     Fundings; Payments; Non-Funding Lenders; Information; Actions in Concert...................... 71
         10.9     Due Diligence and Non-Reliance................................................................ 75
         10.10    Out-of-Formula Loans.......................................................................... 76

11.  MISCELLANEOUS.............................................................................................. 76
         11.1     Complete Agreement; Modification of Agreement................................................. 76
         11.2     Amendments and Waivers........................................................................ 76
         11.3     Fees and Expenses............................................................................. 79


Third Amended and Restated Loan and Security Agreement

         11.4     No Waiver..................................................................................... 80
         11.5     Remedies...................................................................................... 80
         11.6     Severability.................................................................................. 80
         11.7     Conflict of Terms............................................................................. 80
         11.8     Right of Set-off.............................................................................. 80
         11.9     Authorized Signature.......................................................................... 81
         11.10    GOVERNING LAW................................................................................. 81
         11.11    Notices....................................................................................... 82
         11.12    Section Titles................................................................................ 82
         11.13    Counterparts.................................................................................. 82
         11.14    Time of the Essence........................................................................... 82
         11.15    WAIVER OF JURY TRIAL.......................................................................... 82
         11.16    NO ORAL AGREEMENTS............................................................................ 83
         11.17    RELEASE....................................................................................... 83
         11.18    Amendment and Restatement..................................................................... 83
         11.19    References.................................................................................... 84


Third Amended and Restated Loan and Security Agreement

                   INDEX OF ANNEXES, SCHEDULES AND EXHIBITS

Annex A           -       Definitions
Annex B           -       Schedule of Closing Documents
Annex C           -       Financial Statements, Projections and Notices
Annex D           -       Insurance Requirements
Annex E           -       Cash Management Systems
Annex F           -       Revolving Credit and Term Loan Commitments
Annex G           -       Letters of Credit
Annex H           -       Collateral Reports
Annex I           -       Lenders' Wire Transfer Information
Annex J           -       Notice, Addresses
Schedule A-1      -       Employment Agreements
Schedule A-2      -       Subordinated Notes
Schedule B-(h)    -       Leases not subject to Collateral Assignment
Schedule 3.2      -       Executive Offices; Trade Names
Schedule 3.4      -       Financial Statements and Projections
Schedule 3.5      -       Dividends
Schedule 3.6      -       Real Estate and Leases
Schedule 3.7      -       Material Contracts
Schedule 3.8      -       Labor Matters
Schedule 3.9      -       Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule 3.12     -       Tax Matters
Schedule 3.13     -       ERISA Plans
Schedule 3.14     -       Litigation
Schedule 3.15     -       Brokers
Schedule 3.16     -       Patents, Trademarks, Copyrights and Licenses
Schedule 3.18     -       Hazardous Materials
Schedule 3.19     -       Insurance Policies
Schedule 3.20     -       Disbursement and Deposit Accounts
Schedule 3.22(c)  -       Schedule of Offices, Locations of Collateral and Records Concerning Collateral
Schedule 5.10     -       Locations without Landlord's Consents or Mortgagee's Consents
Schedule 3.22(d)  -       Schedule of Instruments
Schedule 6.2      -       Investments
Schedule 6.3      -       Indebtedness
Schedule 6.4      -       Loans to and Transactions with Employees
Schedule 6.7      -       Liens
Schedule 8.1(m)   -       Key Employees
Schedule 11.9     -       Authorized Signatures

Exhibit A-1       -       Form of Note A
Exhibit A-2       -       Form of Note B
Exhibit A-3       -       Form of Revolving Note
Exhibit B-1       -       Form of Notice of Borrowing
Exhibit B-2       -       Form of Notice of Term Loan Borrowing
Exhibit C         -       Form of Borrowing Base Certificate


Third Amended and Restated Loan and Security Agreement

Exhibit D         -       Form of Assignment Agreement
Exhibit E         -       Form of Affiliate Guaranty
Exhibit F         -       Form of Affiliate Security Agreement
Exhibit G         -       Form of Certificate Regarding Senior Notes
Exhibit H-1       -       Form of Notice of Conversion/Continuation for Revolving Credit Advances
Exhibit H-2       -       Form of Notice of Conversion/Continuation for Term Loan Advances


Third Amended and Restated Loan and Security Agreement

                          THIRD AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THIS THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of March 15, 1999, between PREMIER GRAPHICS, INC., a Delaware corporation (the "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation
 --------
(in its individual capacity, "GE Capital"), as a Lender, and as Agent for
                              ----------
Lenders (in such capacity, the "Agent"), DEUTSCHE FINANCIAL SERVICES
                                -----
CORPORATION, a Nevada corporation, as a Lender, and as Revolving Credit Agent for Lenders (in such capacity the "Revolving Credit Agent"), and TRANSAMERICA
                                   ----------------------
EQUIPMENT FINANCIAL SERVICES CORPORATION, a Delaware corporation (formerly known as Transamerica Business Credit Corporation), as a Lender, and the other Lenders signatory hereto from time to time.

                                   RECITALS

     A. Borrower and GE Capital, for itself and as agent for certain participants (in such capacities, "Original Lender") entered into that certain
                                   ---------------
Term and CAPEX Loan and Security Agreement dated as of June 19, 1997, as thereafter amended from time to time, including, without limitation, as amended by that certain First Amendment to Term and CAPEX Loan and Security Agreement dated as of September 26, 1997 (as amended, the "Original Agreement").
                                                 ------------------

     B. Borrower and Original Lender amended, restated and modified (but did not extinguish) the Original Loan Agreement by entering into that certain Amended and Restated Loan and Security Agreement, dated as of December 16, 1997, as thereafter amended from time to time, including without limitation, as amended by (i) that certain First Amendment to Loan and Security Agreement dated as of March 4, 1998, (ii) that certain Second Amendment to Loan and Security Agreement dated as of March 31, 1998, (iii) that certain Third Amendment to Loan and Security Agreement dated as of May 8, 1998, and (iv) that certain Fourth Amendment to Loan and Security Agreement dated as of June 15, 1998 (as amended, the "First Restated Agreement").
     ------------------------

     C. Borrower, GE Capital as a lender and as agent for the lenders and the other lenders party thereto (the "August 1998 Lenders") amended, restated and
                                  -------------------
modified the First Restated Agreement by entering into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 21, 1998, as thereafter amended from time to time, including without limitation as amended by (i) that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of August 31, 1998, (ii) that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 16, 1998, (iii) that certain Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 25, 1998, (iv) that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of December 11, 1998 (v) that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of March ___, 1999, and (vi) that certain Sixth Amendment to Second

Amended and Restated Loan and Security Agreement, dated as of March ___, 1999 (as amended, the "Second Restated Agreement").
                  -------------------------

     D. Borrower and Deutsche Financial Services Corporation, a Nevada corporation ("Deutsche"), entered into that certain Loan and Security Agreement,
              --------
dated August 21, 1998 (the "Deutsche Loan Agreement").
                            -----------------------

     E. Borrower has requested that (i) the August 1998 Lenders modify the credit facilities under the Second Restated Loan Agreement and extend their relationship with Borrower, and the August 1998 Lenders are willing to do so upon the terms and conditions set forth herein; (ii) Deutsche modify the credit facilities under the Deutsche Loan Agreement and extend its relationship with Borrower, and Deutsche is willing to do so upon the terms and conditions set forth herein; and (iii).the August 1998 Lenders and Deutsche combine together the credit facilities under the Second Restated Loan Agreement and the credit facilities under the Deutsche Loan Agreement, and the August 1998 Lenders and Deutsche are willing to do so upon the terms and conditions set forth herein.

     F. In connection with the respective increase and extension of the relationship between Borrower and the August 1998 Lenders and between Borrower and Deutsche and the formation of the relationship between Borrower and the other Lenders, the parties hereto wish to respectively and completely amend, consolidate, restate and modify (but not extinguish) each of the Second Restated Loan Agreement and the Deutsche Loan Agreement through the execution of this Agreement, which will supersede all prior agreements among the parties hereto.

     G. Capitalized terms used herein shall have the meanings ascribed to them on Annex A. All Schedules, Annexes, Attachments and Exhibits hereto, or
        -------
expressly identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such Schedules and Annexes, all Schedules and Annexes referred to herein shall mean the Schedules as in effect at the Closing Date. As used herein, the plural shall include the singular, the singular includes the plural, and pronouns in any gender (masculine, feminine or neuter) shall all apply to all genders. These Recitals shall be construed as part of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto intending to be legally bound agree as follows:

1.   AMOUNT AND TERMS OF CREDIT FACILITIES

1.1  Revolving Credit Facility.
     -------------------------

     (a) Subject to the terms and conditions hereof, each Revolving Lender agrees to make available from time to time until the Revolving Loan Commitment Termination Date its Pro Rata Share of advances (each, a "Revolving Credit
                                                          ----------------
Advance").  The Pro Rata Share of the
-------

Revolving Loan of any Revolving Lender shall not at any time exceed its separate Revolving Loan Commitment. The obligations of each Revolving Lender hereunder shall be several and not joint. Each Revolving Credit Advance shall be Obligations secured by all the Collateral. The aggregate amount of Revolving Credit Advances outstanding shall not exceed at any time the lesser of (i) the Maximum Amount and (ii) the Borrowing Base ("Borrowing Availability").
                                             ----------------------
Notwithstanding the foregoing, if the aggregate unpaid balance of Revolving Credit Advances outstanding at any time should exceed the Borrowing Availability at such time (an "Out-of-Formula Condition"), such Revolving Credit Advances
                  ------------------------
shall nonetheless constitute Obligations that are secured by the Collateral and be entitled to all of the benefits of the Loan Documents. In the event that Revolving Credit Agent or any Revolving Lender is willing in its sole and absolute discretion to make Out-of-Formula Loans, such Out-of-Formula Loans shall be payable ON DEMAND and shall bear interest provided in this Agreement for Revolving Credit Advances generally or at such higher rate of interest as Revolving Credit Agent or such Revolving Lender may require as a condition to making any such Out-of-Formula Loans. Until the Revolving Loan Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow under this Section 1.1.
           -----------

          (b) Advances under the Revolving Loan Commitment established pursuant to Section 1.1 hereof shall be made and funded as follows:
   -----------

               (i) Whenever Borrower desires to receive a Revolving Credit Advance under Section 1.1 of this Agreement (other than a Revolving Credit
              -----------
Advance resulting from a conversion or continuation pursuant to Section 1.6(g)),
                                                                --------------
Borrower shall give Revolving Credit Agent prior written notice (or telephonic notice promptly confirmed in writing) of such request for a Revolving Credit Advance (a "Notice of Borrowing"), which shall be in the form of Exhibit B-1
            -------------------                                  -----------
annexed hereto and signed by an authorized officer of Borrower. Such Notice of Borrowing shall be given by Borrower no later than 11:00 a.m. (New York time) at the office of Revolving Credit Agent designated by Revolving Credit Agent from time to time (A) on the Business Day of the requested funding date of such Revolving Credit Advance, in the case of Base Rate Loans, and (B) at least 4 Business Days prior to the requested funding date of such Revolving Credit Advance, in the case of LIBOR Loans. Notices received after 11:00 a.m. (New York time) shall be deemed received on the next Business Day. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify
(A) the principal amount of the Revolving Credit Advance, (B) the date of the Revolving Credit Advance (which shall be a Business Day), (C) whether the Revolving Credit Advance is to consist of Base Rate Loans or LIBOR Loans, (D) in the case of LIBOR Loans, the duration of the Interest Period to be applicable thereto, and (E) the account of Borrower to which the proceeds of such Revolving Credit Advance are to be disbursed. Borrower may not request any LIBOR Loans if a Default or Event of Default exists. In addition to the foregoing, if Borrower desires to have a Revolving Credit Advance constitute a LIBOR Loan, Borrower must comply with the provisions of Section 1.6(g) hereof.
                                    --------------

               (ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents with respect to the Obligations (whether as principal, accrued interest, fees or other charges, including the repayment of any Revolving Loan Letter of Credit Obligations and including the repayment of any interest payment made on the White Arts Bonds pursuant to the White Arts Letter of Credit, but specifically not including the repayment of any principal payment made on the White Arts
--- ---------
Bonds pursuant to the White Arts Letter of Credit) shall be deemed irrevocably to be a request (without any requirement for the submission of a Notice of Borrowing) for Revolving Credit Advances on the due date of, and in an aggregate amount required to pay, such Obligations, and the proceeds of such Revolving Credit Advances may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as Base Rate Loans. Neither Revolving Credit Agent nor any Revolving Lender shall have any obligation to Borrower to honor any deemed request for a Revolving Credit Advance, but may do so in their discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default and regardless of whether such Revolving Credit Advance is funded after the Revolving Loan Commitment Termination Date.

               (iii) As an accommodation to Borrower, Revolving Credit Agent and Revolving Lenders may permit telephonic requests for Revolving Credit Advances and electronic transmittal of instructions, authorizations, agreements or reports to Revolving Credit Agent by Borrower; provided, however, that Borrower
                                               --------  -------
shall confirm each such telephonic request for a Revolving Credit Advance by delivery of the required Notice of Borrowing to Revolving Credit Agent by facsimile transmission promptly, but in no event later than 5:00 p.m. (New York time) on the same day. Unless Borrower specifically directs Revolving Credit Agent and Revolving Lenders in writing not to accept or act upon telephonic or electronic communications from Borrower, neither Revolving Credit Agent nor any Revolving Lender shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Revolving Credit Agent's or any Revolving Lender's honoring or any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Revolving Credit Agent or Revolving Lenders by Borrower and neither Revolving Credit Agent nor any Revolving Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

               (iv) Borrower hereby irrevocably authorizes Revolving Credit Agent to disburse the proceeds of each Revolving Credit Advance requested, or deemed to be requested under this Agreement as follows: (A) the proceeds of each Revolving Credit Advance requested under Section 1.1(b)(i) shall be disbursed by
                                         -----------------
Revolving Credit Agent by wire transfer to such bank account as may be agreed upon by Borrower and Revolving Credit Agent from time to time or elsewhere if pursuant to a written direction from Borrower, and (B) the proceeds of each Revolving Credit Advance requested under Section 1.1(b)(ii) shall be disbursed
                                         ------------------
by Revolving Credit Agent by way of direct payment of the relevant interest or other Obligation.

          (c) Borrower shall utilize the proceeds of the Revolving Loan solely for Borrower's ordinary working capital and general corporate needs (but excluding in any event the making of any Restricted Payment not specifically permitted by Section 6.15) and, if the full amount of each of the Term Loan A
             ------------
Commitment and Term Loan B Commitment has been advanced hereunder, the proceeds of a Revolving Credit Advance may also be used in connection with the financing of an Eligible Acquisition, provided that after the making of such Revolving Credit Advance and for a period of 60 days thereafter (and the incurrence of any Revolving Loan Letter of Credit Obligations relating thereto) Borrower shall have a Net Borrowing Availability of at least $5,000,000.

          (d) Borrower shall execute and deliver to each Revolving Lender a note to evidence the Revolving Loan Commitment of that Revolving Lender. Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable Revolving Lender, dated the Closing Date and substantially in the form of Exhibit A-3 (each a "Revolving Note" and, collectively, the "Revolving
        -----------          --------------                          ---------
Notes").  Each Revolving Note shall represent the obligation of Borrower to pay
-----
the amount of each Revolving Lender's Revolving Loan Commitment or, if less, the applicable Revolving Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances to Borrower together with interest thereon as prescribed in Section 1.6. The entire unpaid balance of the
                         -----------
Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Revolving Loan Commitment Termination Date.

     1.2  Term Loan A Facility.
          ---------------------

          (a) Upon and subject to the terms and conditions hereof, each Term Lender agrees to make available, from time to time, until the applicable Term Loan Commitment Termination Date, for Borrower's use and upon the request of Borrower therefor to Agent, its Pro Rata Share of advances (each, a "Term Loan A
                                                                     -----------
Advance") to finance Eligible Acquisitions.  The amount of Term Loan A Advances
-------
made to finance any Eligible Acquisition shall equal fifty percent (50%) of the amount of the purchase price being financed hereunder, provided, however, that
                                                       --------  -------
if the full amount of Term Loan B has been advanced hereunder, the amount of Term Loan A Advances made to finance any Eligible Acquisition may equal up to one hundred percent (100%) of the purchase price being financed hereunder. The aggregate amount of each Lender's Term Loan A Advances shall not at any time exceed its separate Term Loan A Commitment. The obligations of each Lender hereunder shall be several and not joint. Each Term Loan A Advance shall be secured by all of the Collateral. Each Lender's Term Loan A Commitment shall be permanently reduced by the amount of each Term Loan A Advance made by it hereunder, and Borrower may not reborrow any amount repaid with respect to any Term Loan A Advance; provided, however, that for the purposes of this sentence,
                     --------  -------
the incurrence by a Term Lender of a Term Loan Letter of Credit Obligation shall constitute a Term Loan A Advance only to the extent such Lender actually funds any amounts pursuant to such Term Loan Letter of Credit Obligation that are not in due course repaid in accordance with the terms and conditions generally applicable to Revolving Credit Advances. Reference is hereby made to Annex G
                                                                      -------
for a description of the limits on the Term Loan Letter of Credit Obligations.

          (b) Borrower shall give Agent notice of each borrowing, which notice shall be in the form of Exhibit B-2 ("Notice of Term Loan Borrowing"). On the
                        ----------    -----------------------------
dates specified for such borrowing, pursuant to Section 10.8, each Lender shall
                                                ------------
make available to Agent such Lender's Pro Rata Share of the Term Loan A Advance or Advances to be made on such date to the

Borrower, in immediately available funds. Agent shall notify each other Lender of the consummation of each Eligible Acquisition financed hereby.

          (c) Borrower shall execute and deliver to each Lender a note in the principal amount of the Term Loan A Commitment of such Lender, dated the Closing Date and substantially in the form of Exhibit A-1 (each, a "Note A" and,
                                      -----------           ------
collectively, the "Note A").  Each Note A shall represent the obligation of
                   ------
Borrower to pay the amount of the applicable Lender's Term Loan A Commitment or, if less, the aggregate amount of the Term Loan A Advances made by such Lender, together with interest thereon as prescribed in Section 1.6. The date, amount
                                                -----------
and interest rate of each Term Loan A Advance made by each Lender and each payment of principal and interest with respect thereto shall be recorded on the books and records of Agent which books and records shall constitute prima facie
                                                                    ----- -----
evidence of the accuracy of the information therein recorded.

          (d) The principal of each Term Loan A Advance actually funded by a Term Lender shall be payable in equal consecutive quarterly installments in an amount equal to one-twentieth (1/20) of the principal amount of such Term Loan A Advance each which shall be due commencing on the first day of the calendar quarter immediately following the date of such Term Loan A Advance (provided that the initial quarterly principal installment payment date for the initial Term Loan A Advance hereunder shall be July 1, 1999), and shall continue to be due on the first day of each calendar quarter thereafter, together with a final installment which shall be due on the Term Loan Commitment Termination Date in an amount equal to the entire remaining unpaid principal balance of such Term Loan A Advance.

          (e) Each payment of principal with respect to the Term Loan A Advances shall be paid to Agent for the ratable benefit of each Lender making a Term Loan A Advance(s), ratably in proportion to each such Lender's respective Term Loan A Advances.

     1.3  Term Loan B Facility.
          ---------------------

          (a) Upon and subject to the terms and conditions hereof, each Lender agrees to make available, from time to time, until the applicable Term Loan Commitment Termination Date, for Borrower's use and upon the request of Borrower therefor to Agent, its Pro Rata Share of advances (each, a "Term Loan B
                                                            -----------
Advance") to finance Eligible Acquisitions. The amount of Term Loan B Advances made to finance any Eligible Acquisition shall equal fifty percent (50%) of the amount of the purchase price financed hereunder; provided, however, that if the
                                                 --------  -------
full amount of Term Loan A has been advanced hereunder or there is at such time no further availability for funding under the Term Loan A Commitment, the amount of Term Loan B Advances made to finance any Eligible Acquisition may equal up to one hundred percent (100%) of the purchase price being financed hereunder. The aggregate amount of each Lender's Term Loan B Advances shall not at any time exceed its separate Term Loan B Commitment. The obligations of each Lender hereunder shall be several and not joint. Each Term Loan B Advance shall be secured by all of the Collateral. Each Lender's Term Loan B Commitment shall be permanently reduced by the amount of each Term Loan B Advance made by it hereunder, and Borrower may not reborrow any amount repaid with respect to any Term Loan B Advance.

          (b) Borrower shall give Agent notice of each borrowing, which notice shall be in the form of the Notice of Term Loan Borrowing. On the dates specified for such borrowing, pursuant to Section 10.8, each Lender shall make
                                          ------------
available to Agent such Lender's Pro Rata Share of the Term Loan B Advance or Advances to be made on such date to the Borrower, in immediately available funds. Agent shall notify each other Lender of the consummation of each Eligible Acquisition financed hereby.

          (c) Borrower shall execute and deliver to each Lender a note in the principal amount of the Term Loan B Commitment of such Lender, dated the Closing Date and substantially in the form of Exhibit A-2 (each, a "Note B" and,
                                      -----------           ------
collectively, the "Note B").  Each Note B shall represent the obligation of
                   ------
Borrower to pay the amount of each Lender's Term Loan B Commitment or, if less, the aggregate amount of the Term Loan B Advances made by such Lender, together with interest thereon as prescribed in Section 1.6. The date, amount and
                                       -----------
interest rate of each Term Loan B Advance made by each Lender and each payment of principal and interest with respect thereto shall be recorded on the books and records of Agent which books and records shall constitute prima facie
                                                              ----- -----
evidence of the accuracy of the information therein recorded.

          (d) The principal of each Term Loan B Advance actually funded by a Term Lender shall be payable in equal consecutive quarterly installments in an amount equal to two percent (2%) of the principal amount of such Term Loan B Advance, each which shall be due commencing on the first day of the calendar quarter immediately following the date of such Term Loan B Advance (provided that the initial quarterly principal installment payment date for the initial Term Loan B Advance hereunder shall be July 1, 1999), and shall continue to be due on the first day of each calendar quarter thereafter, together with a final installment which shall be due on the Term Loan Commitment Termination Date in an amount equal to the entire remaining unpaid principal balance of such Term Loan B Advance.

          (e) Each payment of principal with respect to the Term Loan B Advances shall be paid to the Agent for the ratable benefit of each Lender making a Term Loan B Advance(s), ratably in proportion to each such Lender's respective Term Loan B Advances.

     1.4  Letters of Credit. Subject to and in accordance with the conditions
          -----------------
contained in Annex G, (a) Borrower shall have the right to request, and
             -------
Revolving Lenders agree to incur, or purchase participations in, Revolving Loan Letter of Credit Obligations in respect of Borrower, and (b) Borrower shall have the right of request, and Term Lenders with a Term Loan A Commitment agree to incur, or purchase participations in, Term Loan Letter of Credit Obligations in respect of Borrower.

     1.5  Prepayments.
          -----------

          (a)  Voluntary Prepayments of Term Loans. Borrower may, at any time on
               -----------------------------------
at least ten (10) days' prior written notice to Agent, voluntarily prepay all or part of the Term Loan, provided that any such prepayment shall be in a minimum amount of $500,000 and integral multiples of $250,000 in excess of such amount. Notwithstanding anything in this Agreement to the contrary, a permanent termination of the Revolving Loan Commitment shall not result in the Term Loan becoming at such time immediately due and payable, if simultaneously with such termination Borrower establishes a replacement revolving credit facility of at least $10,000,000 with another Person pursuant to loan documentation, collateral documentation and intercreditor agreements satisfactory to Agent and the Term Lenders. Any such voluntary prepayment in whole or in part made prior to the third anniversary of the Closing Date will obligate Borrower to pay the appropriate Prepayment Fee and/or Breakage Cost if applicable as provided in Section 1.10. A prepayment of
                                                  ------------
all or any part of any Advance which constitutes a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto and if any such prepayment is made on a day that is not the last day of the applicable Interest Period, Borrower shall be obligated to pay to the Lenders any additional amounts due under Section 1.17 hereof. Each notice of partial prepayment shall designate
          ------------
the Advance(s) or other Obligations to which such prepayment is to be applied, provided that unless otherwise provided herein, any partial prepayment of the Term Loans (whether voluntary or mandatory) shall be applied to installments of principal due thereon among Note A and Note B in proportion to the relative principal amounts of Loans outstanding under each in their inverse order of maturity.

          (b)  Voluntary Reduction in Revolving Loan Commitment.  Borrower shall
               ------------------------------------------------
have the right to permanently reduce the amount of the Revolving Loan Commitment, at any time and from time to time upon written notice to Revolving Credit Agent of such reduction, which notice shall specify the amount of such reduction, shall be irrevocable once given, shall be given at least 5 Business Days prior to the end of the month, shall be applied ratably to the Revolving Loan Commitment of each Revolving Lender and shall be effective only upon Revolving Credit Agent's receipt thereof. The effective date of any voluntary reduction of the amount of the Revolving Loan Commitment shall be the first day of a month following the month in which such notice is received by Revolving Credit Agent. In connection with any such reduction, Revolving Lenders shall be entitled to the Prepayment Fee set forth in Section 1.10(e) hereof. If the
                                            ---------------
Revolving Loan Commitment is reduced to zero, then such reduction shall be deemed a termination of the Revolving Loan Commitment by Borrower and shall entitle the Revolving Lenders to the Prepayment Fee set forth in Section 1.10(e)
                                                                 ---------------
hereof. The Revolving Loan Commitment Amount, once reduced, may not be reinstated without the consent of Revolving Credit Agent.

          (c)  Mandatory Repayments.
               --------------------

               (i) Borrower shall prepay the Term Loans in amounts equal to fifty percent (50%) of Borrower's Excess Cash Flow with respect to each Fiscal Year of Borrower during the term hereof, such prepayments to be made within five
(5) Business Days following the due date for delivery by Borrower to Agent of the annual financial statements required by Section 4.1 hereof.
                                            -----------

               (ii) Except as set forth in Section 8.2(E), immediately upon
                                           --------------
receipt by any Loan Party of Net Proceeds of any disposition of Fixed Collateral (which shall include, without limitation, any sale of assets or properties or any loss, destruction or condemnation thereof, except as otherwise provided in Section 5.5) or any sale of Stock or
                                         -----------
debt securities of any Subsidiary or Loan Party which exceed, in the aggregate, $250,000 per year, Borrower shall prepay the Loans as and when received by Borrower as a mandatory prepayment of the Loans an amount equal to the greater of (x) the Net Proceeds received by such Loan Party from such sale or disposition or (y) the depreciated value of such assets or properties according to Agent's internal analysis.

               (iii) If at any time the outstanding balance of the Revolving Loan exceeds the lesser of (A) the Maximum Amount and (B) the Borrowing Base, Borrower shall immediately repay the aggregate outstanding Revolving Credit Advances to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding Revolving Credit Advances, Borrower shall provide cash collateral for the Revolving Loan Letter of Credit Obligations in the manner set forth in Annex G to the extent required
                                                 -------
to eliminate such excess.

          (d)  Application of Certain Mandatory Prepayments. Any prepayments
               --------------------------------------------
made by Borrower pursuant to clauses (c)(i) or (c)(ii) above shall be applied as
                             --------------    -------
follows (regardless of whether such prepayment is directed to Agent or Revolving Credit Agent, each of whom hereby agree to transfer any such prepayment, or the appropriate balance thereof, to the other for application in accordance with this sentence): first, to Fees and reimbursable expenses of Agent then due and
                -----
payable pursuant to any of the Loan Documents; second, to interest then due and
                                               ------
payable on the Term Loans (allocated between Note A and Note B in proportion to the relative principal amounts outstanding under each); third, to prepay the
                                                        -----
scheduled installments of the Term Loans in inverse order of maturity (allocated between Note A and Note B in proportion to the relative principal amounts outstanding under each), until such Loans shall have been prepaid in full; fourth, to interest then due and payable on the Revolving Credit Advances;
------
fifth, to the outstanding principal balance of Revolving Credit Advances until
-----
the same shall have been paid in full; and, sixth, to any Letter of Credit
                                            -----
Obligations, to provide cash collateral therefor in the manner set forth in Annex G, until all such Letter of Credit Obligations have been fully cash
-------
collateralized in the manner set forth in Annex G. The Revolving Loan Commitment
                                          -------
shall not be reduced by the amount of any such prepayments.

          (e)  Nothing in this Section 1.5 shall be construed to constitute
                               -----------
Agent's, Revolving Credit Agent's or any Lender's consent to any transaction referred to in clause (c)(ii) above which is not permitted by other provisions
               --------------
of this Agreement or the other Loan Documents.

     1.6  Interest.
          --------

          (a)  (i)   Borrower shall pay interest on the Term Loan to Agent, for the ratable benefit of Lenders in accordance with the various Term Loan Advances made by each such Lender, in arrears, commencing on the first (1st) day of the calendar month following the Closing Date, and continuing on the first (1st) day of each calendar month thereafter; provided, however, that (A) accrued interest
                                   --------  -------
on any Term Loan Advance that is a LIBOR Loan shall be payable by Borrower to Agent, for the ratable benefit of Lenders in accordance with the various

Term Loan Advances made by each such Lender, in arrears on the last day of the Interest Period applicable thereto, and (B) in all cases on the Term Loan Commitment Termination Date, Borrower shall pay to Agent, for the ratable benefit of Lenders in accordance with the various Term Loan Advances made by each such Lender, all accrued and unpaid interest on the Term Loan. If any interest on the Term Loan accrues or remains payable after the applicable Term Loan Commitment Termination Date, such interest shall be payable by Borrower upon demand.

               (ii) Borrower shall pay interest on the Revolving Loans to Revolving Credit Agent, for the ratable benefit of Revolving Lenders in accordance with the various Revolving Loans being made by each Revolving Lender, in arrears on the first (1st) day of each calendar month, commencing with the calendar month following the calendar month in which the Closing Date occurs, and continuing to be due on the first (1st) day of each succeeding calendar month thereafter; provided, however, that (i) accrued interest on any LIBOR Loan
                  --------
shall be payable by Borrower to Revolving Credit Agent, for the ratable benefit of Revolving Lenders in accordance with the various Revolving Loans being made by each Revolving Lender, in arrears on the last day of the Interest Period applicable thereto and (ii) in all cases accrued and unpaid interest on the Revolving Loans shall be payable by Borrower to Revolving Credit Agent, for the ratable benefit of Revolving Lenders in accordance with the various Revolving Loans being made by each Revolving Lender, on the Revolving Loan Commitment Termination Date. If any interest on the Revolving Loans accrues or remains payable after the Revolving Loan Commitment Termination Date, such interest shall be payable by Borrower upon demand.

          (b) Borrower shall be obligated to pay interest to Agent or Revolving Credit Agent (as appropriate in accordance with Section 1.6), for the ratable
                                                -----------
benefit of Lenders in accordance with the Advances made by each Lender, on the outstanding principal balance of each Advance from the date such Advance is made until such Advance is indefeasibly repaid in full, with respect to each Advance, at a floating rate equal to the sum of the Adjusted LIBOR for the applicable Interest Period or the Base Rate (as appropriate), plus the Applicable Margin
                                                   ----
(each Advance bearing interest based upon the Adjusted LIBOR is hereinafter referred to as a "LIBOR Loan"). Upon determining the Adjusted LIBOR for an
                  ----------
Interest Period requested by Borrower, the Agent or Revolving Credit Agent, as appropriate, shall promptly notify Borrower of such determination, and such determination shall, in the absence of manifest error, be final, conclusive and binding for all purposes hereunder.

          (c) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of Interest Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (d) All computations of Fees calculated on a per annum basis and interest hereunder or under the other Loan Documents shall be made by Agent or Revolving Credit Agent, as appropriate, on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest and Fees are payable. The Base Rate shall be determined each day based upon the Base Rate as in effect each day.

Each determination by Agent or Revolving Credit Agent of an interest rate and Fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (e) So long as any Event of Default shall have occurred and be continuing, the Agent may (and, at the request of Requisite Lenders, Agent shall) without notice increase the interest rate applicable to the Loans or other Obligations by two percentage points (2%) per annum above the then highest rate otherwise applicable hereunder (the "Default Rate"), payable on demand
                                          ------------
of Agent.

          (f)  Notwithstanding anything to the contrary set forth in this
Section 1.6, if, at any time until payment in full of all of the Obligations,
-----------
the rate of interest payable hereunder by Borrower exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful
                                                              --------------
Rate"), then in such event and so long as the Maximum Lawful Rate would be so
----
exceeded, the rate of interest payable hereunder by Borrower shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the
                         --------
rate of interest payable by Borrower hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, from the making of advances hereunder to Borrower is equal to the total interest which would have been received had the interest rate payable hereunder by Borrower been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, the interest rate payable by Borrower hereunder shall be the rate of interest otherwise provided in this Section 1.6, unless and until the rate of
                                    -----------
interest again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms of this Agreement or any other Loan Document exceed the amount which such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof or thereof at the Maximum Lawful Rate. All interest paid by, charged to or collected from Borrower hereunder or under any other Loan Document shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread throughout the full term of the Obligation on which it accrued. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.6(f),
                                                               --------------
shall make a final determination that a Lender has received interest hereunder or under any of the Loan Documents from Borrower in excess of the Maximum Lawful Rate, Agent shall (and/or shall direct Revolving Credit Agent to), to the extent permitted by applicable law, promptly apply such excess first to any interest due from Borrower and not yet paid hereunder, then to the outstanding principal of the Obligations of Borrower, then to Fees and any other unpaid Obligations owed by Borrower and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

          (g) So long as no Default or Event of Default shall have occurred and be continuing and subject to the additional conditions precedent set forth in
Section 2.2, Borrower shall have the option to (i) request that any Advance be
-----------
made as a LIBOR Loan, (ii) convert at
any time all or any part of outstanding Loans from Base Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to a Base Rate Loan, subject to payment of Breakage Cost in accordance with Section 1.10 if such conversion is made prior
                                 ------------
to the expiration of the Interest Period, or (iv) continue all or any portion of any Loan as a LIBOR Loan upon the expiration of the applicable Interest Period and the succeeding Interest Period of that continued Loan shall commence on the last day of the Interest Period of the Loan to be continued. Any Loan to be made or continued as, or converted into, a LIBOR Loan, must be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess of such amount. Any such election must be made by 11:00 a.m. (New York time) on the fourth (4th) Business Day prior to (1) the date of any proposed Advance which is to bear interest at the LIBOR Rate, (2) the end of each Interest Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower wishes to convert any Base Rate Loan to a LIBOR Loan. If no election to continue a LIBOR Loan is received with respect to a LIBOR Loan by 11:00 a.m. (New York time) on the fourth (4th) Business Day prior to the end of the Interest Period with respect thereto (or if a Default or an Event of Default shall have occurred and be continuing or the additional conditions set forth in Section 2.2 shall not
                                                        -----------
have been satisfied), such LIBOR Loan shall be converted to a Base Rate Loan at the end of its Interest Period. Borrower must make any such election by notice to Revolving Credit Agent, in the case of Revolving Credit Advances, and to Agent, in the case of Term Loan Advances, by telecopy or overnight courier. In the case of any conversion or continuation for Revolving Credit Advances, such election must be made pursuant to a written notice (a "Notice of
                                                       ---------
Conversion/Continuation for Revolving Credit Advances") in the form of Exhibit
-----------------------------------------------------
H-1, and in the case of any conversion or continuation for Term Loan Advances, such election must be made pursuant to a written notice (a "Notice of
                                                            ---------
Conversion/Continuation for Term Loan Advances") in the form of Exhibit H-2. If
----------------------------------------------                  -----------
Revolving Credit Agent shall determine, in the case of Revolving Credit Advances, or Agent shall determine, in the case of Term Loan Advances (which determination shall, absent manifest error, be final, conclusive and binding upon all parties), that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or any Lender's or Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Revolving Credit Agent, in the case of Revolving Credit Advances, and Agent, in the case of Term Loan Advances, shall forthwith give notice (by telephone confirmed in writing) to Borrower of such determination. Until Revolving Credit Agent or Agent, as the case may be, notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lenders to make LIBOR Loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

     1.7  Eligible Accounts. Based on the most recent Borrowing Base Certificate
          -----------------
delivered by Borrower to Revolving Credit Agent and on other information available to Revolving Credit Agent, Revolving Credit Agent shall in its sole discretion determine which Accounts of Borrower shall be "Eligible Accounts" for
                                                          -----------------
purposes of this Agreement. Revolving Credit Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any such criteria, to establish new criteria and to adjust advance rates with respect to Eligible Accounts, in its sole discretion, subject to the approval of Requisite Lenders in the case of adjustments, new criteria or changes in advance rates which have the effect of making more credit available. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

          (a) it arises in the ordinary course of Borrower's business from the sale of goods or rendition of services, and is payable in Dollars;

          (b) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower;

          (c) it is due or unpaid more than 90 days after the original invoice date;

          (d) 50% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder;

          (e) the total unpaid Accounts of the Account Debtor exceed 20% of the net amount of all Eligible Accounts or exceeds a credit limit established by Revolving Credit Agent for such Account Debtor, in each case, to the extent of such excess;

          (f) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached;

          (g) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account or the Account otherwise is subject to any right of setoff, counterclaim, reserve or chargeback, to the extent of such offset, counterclaim, disputed amount, reserve or chargeback;

          (h) it arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States;

          (i) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis;

          (j) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Agent, in a manner satisfactory to Revolving Credit Agent, so as to comply with the Assignment of Claims Act of 2940 (32 U.S.C. (S)3727 and 42 U.S.C. (S)25), or is a state, county or municipality, or a political subdivision or agency thereof and Applicable Law disallows or restricts an assignment of Accounts on which it is the Account Debtor;

          (k) the Account is evidenced by chattel paper or an instrument that has not been endorsed and delivered to Revolving Credit Agent (the parties hereto agreeing that any such endorsement and delivery to Revolving Credit Agent shall be for the purposes of perfection in such Collateral and shall be delivered to Revolving Credit Agent as agent for and on behalf of Agent);

          (l) it is not owned by Borrower or is subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of Agent, on behalf of itself and Lenders;

          (m) Agent, on behalf of itself and Lenders, does not have a first priority perfected Lien therein;

          (n) it arises from a sale in which the Account Debtor has not received an invoice; or

          (o) it represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor's obligation to pay that invoice is subject to Borrower's completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer.

     1.8  Eligible Inventory. Based on the most recent Borrowing Base
          ------------------
Certificate delivered by Borrower to Revolving Credit Agent and on other information available to Revolving Credit Agent, Revolving Credit Agent shall in its sole discretion determine which Inventory of Borrower shall be "Eligible
                                                                    --------
Inventory" for purposes of this Agreement. Revolving Credit Agent reserves the
---------
right, at any time and from time to time after the Closing Date, to adjust any such criteria, to establish new criteria and to adjust advance rates with to Eligible Inventory in its sole discretion, subject to the approval of Requisite Lenders in the case of adjustments, or new criteria or changes in advance rates which have the effect of making more credit available. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless:

          (a)  it is raw materials or finished goods;

          (b)  it is in good, new and saleable condition;

          (c)  it is not slow-moving, obsolete or unmerchantable;

          (d)  it meets all standards imposed by any Governmental Authority;

          (e) it conforms in all respects to the warranties and representations set forth in this Agreement;

          (f) it is owned by Borrower and is at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien;

          (g) it is in Borrower's possession and control, situated at a location in compliance with the Agreement and is not in transit or outside the continental United States;

          (h) it is not covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except those in favor of Agent and Lenders;

          (i) it does not consist of goods which have been returned by the buyer;

          (j) it consists of goods held for sale or utilized in the ordinary course of Borrower's business; and

          (k) it is covered by casualty insurance acceptable to Agent and to Revolving Credit Agent.

     1.9  Cash Management Systems. On or prior to the Closing Date, Borrower
          -----------------------
will establish and will maintain until the Termination Date, the cash management systems described on Annex E (the "Cash Management Systems").
                     -------       -----------------------

     1.10 Fees.
          ----

          (a) Borrower shall pay to GE Capital, individually, the Fees specified in the Fee Letter, at the times specified for payment therein.

          (b) If Borrower prepays all or any portion of a LIBOR Loan, Borrower shall pay a breakage fee (the "Breakage Cost") payable to Agent or the Revolving
                               -------------
Credit Agent, as appropriate, for the benefit of the affected Lenders, in an amount equal to the present value of all remaining scheduled interest payments on the Loan prepaid. For purposes of this paragraph, the present value of each scheduled interest payment shall be determined by discounting such scheduled interest payment to the date the prepayment is made at the Prepayment Treasury Rate (hereinafter defined) in effect on the date such prepayment is made plus fifty (50) basis points. The term "Prepayment Treasury Rate", as used in this paragraph, means with respect to each scheduled interest payment, the yield which shall be imputed, by linear interpolation, from the current weekly yields of those United States Treasury Notes having maturities as close as practicable to the date of the prepayment of the Term Loan, as published in the most recent Federal Reserve Statistical Release H.15 (519) or any successor publication thereto. The Breakage Cost for any partial prepayments shall be determined in the same manner as provided above, but such principal so prepaid shall, notwithstanding anything to the contrary contained herein, be deemed (for purposes of calculating the Breakage Cost) applied to the principal payments in inverse order of maturity.

          (c) As additional compensation for the Revolving Lenders, Borrower agrees to pay to Revolving Credit Agent, for the ratable benefit of the Revolving Lenders, in arrears, on the first Business Day of each month prior to the Revolving Loan Commitment Termination Date and on the Revolving Loan Commitment Termination Date, a fee for Borrower's non-use of available funds in an amount equal to (i) prior to the first anniversary of the Closing Date, three-quarters of one percent (.75%) per annum (calculated on the basis of a 360 day year for actual days elapsed) of the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the Revolving Loans and the Revolving Loan Letter of Credit Obligations outstanding during the period for which the such fee is due.

     (d) As additional compensation for the Lenders making Term Loan Commitments hereunder, Borrower agrees to pay Agent, for the ratable benefit of such Lenders, in arrears on the first Business Day of each month prior to the Term Loan Commitment Termination Date and on the Term Loan Commitment Termination Date, a fee for Borrower's non-use of available funds in an amount equal to (i) prior to the first anniversary of the Closing Date, one percent (1%) per annum, and (ii) thereafter, one-half of one percent (0.5%) per annum (in each case, calculated on the basis of a 360 day year for actual days elapsed) of the average for the period of the daily closing amounts of the aggregate Term Loan Commitment (as it may be reduced from time to time) and the Term Loan Letter of Credit Obligations during the period for which such fee is due.

     (e) If Borrower prepays all or any portion of any Term Loan or prepays the Revolving Loan and terminates the Revolving Loan Commitment prior to the third anniversary of the Closing Date, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, Borrower shall pay to Agent or Revolving Credit Agent, as applicable, for the benefit of Lenders as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount (the "Prepayment Fee") equal to one percent
                                          --------------
(1%) of (i) in the case of a prepayment of all of the outstanding Term Loan A Advances or all of the Term Loan B Advances, the amount of the original applicable Term Loan Commitment (less the amount of any previous partial
                                 ----
prepayment with respect to which a Prepayment Fee had been paid pursuant to clause (ii) of this Section 1.10(e)), (ii) in the case of a partial prepayment
-----------         ---------------
of the Term Loan A Advances or the Term Loan B Advances, the amount of such prepayment, (iii) in the case of a voluntary reduction of the Revolving Credit Commitment by Borrower pursuant to Section 1.5(b), the amount of such voluntary
                                   --------------
reduction, or (iv) in the case of the termination of the Revolving Credit Commitment, the amount of the original Revolving Loan Commitment. Notwithstanding the foregoing, no prepayment fee shall be payable by Borrower upon a mandatory prepayment made pursuant to Section 1.5(b); provided that the
                                             --------------  --------
transaction giving rise to the applicable prepayment is expressly permitted under Section 6.
      ---------

          (f) On the Closing Date, Borrower shall pay to Agent, for the ratable benefit of the Lenders, a documentation and amendment fee equal to $200,000.

          (g) Borrower shall pay to Revolving Credit Agent an annual collateral monitoring fee of $10,000, such annual fee to be due and payable on each anniversary of the Closing Date.

     1.11 Receipt of Payments.  Borrower shall make each payment under this
          -------------------
Agreement not later than 11:00 a.m. (New York time) on the day when due in lawful money of the United States of America in immediately available funds to the appropriate Collection Account. For purposes of computing interest and Fees and determining Borrowing Availability or Net Borrowing Availability as of any date (a) all payments (including cash sweeps) consisting of cash, wire, or electronic transfers in immediately available funds shall be deemed received on the day of deposit in the appropriate Collection Account prior to 11:00 a.m. (New York time) and notice to Agent or Revolving Credit Agent, as applicable, of such deposit and (b) all payments consisting of checks, drafts, or similar non-cash items shall be deemed received upon receipt of good funds therefor following deposit in the appropriate Collection Account (together with notice to Agent or Revolving Credit Agent, as applicable, of such deposit) prior to 11:00 a.m. (New York time). Payments received after 11:00 a.m. New York time on any Business Day shall be deemed to have been received on the following Business Day.

     1.12  Application and Allocation of Payments. (a) So long as no Default or
           --------------------------------------
Event of Default shall have occurred and be continuing, and regardless of whether Agent or Revolving Credit Agent receives such payment (each of whom hereby agree to transfer any such payment or the appropriate balance thereof, to the other for application in accordance with this Section), (i) payments consisting of proceeds of Accounts received in the ordinary course of business shall be applied to the Revolving Loan; (ii) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (iii) voluntary prepayments shall be applied as determined by Borrower, subject to the provisions of Section 1.5(a); and (iv) mandatory prepayments shall be applied as
              --------------
set forth in Section 1.5(c). All payments and prepayments applied to the
             ---------------
Revolving Loan, the Term Loan A Advances or the Term Loan B Advances shall be applied ratably to the portion thereof held by each Lender. As to each other payment, and as to all payments made when a Default or Event of Default shall have occurred and be continuing, or following the Revolving Loan Commitment Termination Date or Term Loan Commitment Termination Date, Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received from or on behalf of Borrower, and Borrower irrevocably agrees that Agent shall have the continuing exclusive right to apply (or to direct Revolving Credit Agent to apply) any and all such payments against the then due and payable Obligations of Borrower and (to the extent there are no then due and payable Obligations) in repayment of the Loans as Agent may deem advisable notwithstanding any previous entry by Agent or Revolving Credit Agent in any Loan Account or any other books and records. In the absence of a specific determination by Agent, with respect thereto, the same shall be applied in the following order: (i) then due and payable Fees and expenses owing to the Agent; (ii) then due and payable Fees and expenses of the Lenders; (iii) then due and payable interest payments on the Loan, ratably in proportion to the principal owed to each Lender; (iv) Obligations to the Lenders other than Fees, expenses, interest and principal payments; and (v) then due and payable principal payments on the Loan, ratably in proportion to the principal balance owed to each Lender.

           (b) Revolving Credit Agent is authorized to, and at its sole election, may, or at the direction of Agent, shall, charge to the Revolving Loan balance on behalf of Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.5(a)) and
                                                       --------------
interest and principal, other than principal of the Revolving Loan, owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to promptly pay any such amounts as and when due, even if such charges would cause the aggregate balance of the Revolving Loan to exceed Borrowing Availability. At

Revolving Credit Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.

     1.13  Loan Account and Accounting. Each of Agent and Revolving Credit Agent
           ---------------------------
shall maintain a loan account (each, a "Loan Account") on its books to record:
                                        ------------
all Revolving Credit Advances (in the case of the Revolving Credit Agent) and all Term Loan Advances (in the case of the Agent), all payments made to it by Borrower, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in a Loan Account shall be made in accordance with Agent's or Revolving Credit Agent's, as the case may be, customary accounting practices as in effect from time to time. The balance in the Loan Accounts, as recorded on Agent's and Revolving Credit Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent, Revolving Credit Agent and Lenders by Borrower; provided that any failure to so record or
                                      --------
any error in so recording shall not limit or otherwise affect Borrower's duty to pay the Obligations. Each of Agent and Revolving Credit Agent shall render to Borrower, and to each other, a monthly accounting of transactions with respect to the Loans setting forth the balance of the applicable Loan Account. Unless Borrower notifies Agent or Revolving Credit Agent, as applicable, in writing of any objection to any such accounting (specifically describing the basis for such objection), within thirty (30) days after the date thereof, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Agent's or Revolving Credit Agent's, as applicable, determination, based upon the facts available, of any disputed item shall (absent manifest error) be final, binding and conclusive on Borrower. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that Lender and may rely on the Loan Accounts as evidence of the amount of Obligations from time to time owing to it.

     1.14  Indemnity.
           ---------

           (a) BORROWER SHALL INDEMNIFY AND HOLD EACH OF AGENT, REVOLVING CREDIT AGENT, LENDERS AND THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS (EACH, AN "INDEMNIFIED PERSON"), HARMLESS FROM
                                           ------------------
AND AGAINST ANY AND ALL SUITS, ACTIONS, COSTS, FINES, DEFICIENCIES, PENALTIES, PROCEEDINGS, CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS AND OTHER COSTS OF INVESTIGATIONS OR DEFENSE, INCLUDING THOSE INCURRED UPON ANY APPEAL) (EACH, A "CLAIM") WHICH
                                                                -----
MAY BE INSTITUTED OR ASSERTED AGAINST OR INCURRED BY SUCH INDEMNIFIED PERSON AS THE RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THEREUNDER, INCLUDING ANY AND ALL ENVIRONMENTAL LIABILITIES AND COSTS, PROVIDED, THAT BORROWER SHALL NOT BE LIABLE
                                     --------
FOR ANY INDEMNIFICATION TO SUCH

INDEMNIFIED PERSON WITH RESPECT TO ANY PORTION OF ANY SUCH CLAIM WHICH RESULTS SOLELY FROM SUCH INDEMNIFIED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THE LOAN DOCUMENTS OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

           (b) In any suit proceeding or action brought by Agent, Revolving Credit Agent or a Lender relating to any Account, Chattel Paper, Contract, General Intangible, Instrument, Equipment or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, Borrower shall save, indemnify and keep Agent, Revolving Credit Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Borrower, all such obligations of Borrower shall be and remain enforceable against, and only against, Borrower and shall not be enforceable against Agent, Revolving Credit Agent or any Lender.

           (c) Borrower hereby acknowledges and agrees that neither Agent, Revolving Credit Agent nor any Lender (as of the date hereof) (i) is now or ever has been in control of any of the Subject Property or the affairs of any Loan Party, or (ii) has the capacity through the provisions of the Loan Documents to influence conduct with respect to the ownership, operation or management of any of the Subject Property.

     1.15  Access.  Borrower shall, and shall cause each of its Subsidiaries to:
           ------
(i) provide access during normal business hours to Agent and to Revolving Credit Agent and any of its officers, employees and agents, as frequently as Agent and Revolving Credit Agent determine to be appropriate, upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Agent and Revolving Credit Agent shall have access at any and all times), to the properties, facilities and managers (whom Borrower shall instruct and authorize to cooperate with and provide requested information to Agent and Revolving Credit Agent) of Borrower or any of its Subsidiaries; (ii) permit Agent and Revolving Credit Agent and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower's records, files and books of account; and (iii) permit Agent and Revolving Credit Agent, to conduct audits to inspect, review and evaluate the Collateral, and Borrower agrees to render to Agent and to Revolving Credit Agent at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. If a Default or Event of Default shall have occurred and be continuing or if access is necessary to preserve or protect the Collateral as determined by Agent and Revolving Credit Agent, Borrower shall provide such access to Agent and Revolving Credit Agent and to each Lender at all times and without advance notice. Furthermore, so long as any Event of Default shall have occurred and be continuing, Borrower shall provide Agent and Revolving Credit Agent and each Lender with access to their suppliers and customers. Borrower shall, and shall cause each of its Subsidiaries to, make available to Agent and to Revolving Credit Agent and its counsel, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with federal, state and local regulatory agencies, and other instruments and documents which Agent and Revolving Credit Agent may request. Borrower shall deliver any document or instrument reasonably necessary for Agent and Revolving Credit Agent, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower, and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs owned by Borrower. Borrower shall instruct its certified public accountants and its banking and other financial institutions to make available to Agent and Revolving Credit Agent such information and records as Agent may reasonably request. Agent and Revolving Credit Agent will give Lenders at least ten (10) days' prior written notice of regularly scheduled audits. Representatives of other Lenders may accompany Agent's and Revolving Credit Agent's representatives on regularly scheduled audits at no charge to Borrower.

     1.16  Taxes.
           -----

           (a) Any and all payments by or on behalf of Borrower hereunder or under the Notes, or any other Loan Document, shall be made, in accordance with this Section 1.16, free and clear of and without deduction for any and all
     ------------
present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or any other Loan Document to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.16) Agent, Revolving
                                                 -------------
Credit Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

           (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").
                             -----------

           (c) Borrower shall indemnify and pay, within ten (10) days of demand therefor, Agent, Revolving Credit Agent and each Lender for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 1.16) paid by
                                                          -------------
Agent, Revolving Credit Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

           (d) Within thirty (30) days after the date of any such payment of Taxes or Other Taxes, Borrower shall furnish to Agent, at its address referred to in Section 11.11 the original or a certified copy of a receipt evidencing
      -------------
payment thereof.

           (e) If Agent, Revolving Credit Agent or any Lender subsequently receives from a taxing authority a refund of any Tax or Other Tax previously paid by Borrower and for which Borrower has indemnified Agent, Revolving Credit Agent or any Lender pursuant to this Section 1.16, Agent, Revolving Credit
                                     ------------
Agent or such Lender, as applicable, shall within thirty (30) days after receipt of such refund, and to the extent permitted by applicable law, pay to Borrower the net amount of any such refund after deducting taxes and expenses attributable thereto.

           (f) Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under
                      --------------
this Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower and Agent a properly completed and executed IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). Any foreign Person that seeks to become a Lender
 ------------------------
under this Agreement shall provide a Certificate of Exemption to Borrower and Agent prior to becoming a Lender hereunder. No foreign Person may become a Lender hereunder if such Person is unable to deliver a Certificate of Exemption.

     1.17  Additional Provisions.
           ---------------------

           (a) If any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the requirement that reduces the rate of return, the amount of that reduction and showing in reasonable detail the basis of the computation thereof submitted by such Lender to Borrower and to Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

           (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force or law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the law, regulation or request that results in such increased cost, the amount of such increased cost and showing in reasonable detail the basis of the computation thereof, submitted to Borrower and to Agent by such Lender, shall be conclusive and binding on Borrower for all purposes, absent manifest error. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrower pursuant to this Section 1.17(b).
                                ---------------

          (c) Notwithstanding anything to contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower through Agent,
(i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing by Borrower to such Lender, together with interest accrued thereon, unless Borrower, within five (5)
                                        ------
Business Days after the delivery of such notice and demand, converts all such Loans into a Loan bearing interest based on the Base Rate.

          (d) In order to induce each Lender to fund and maintain its share of any LIBOR Loan on the terms provided herein, and in consideration of each Lender's entering into funding arrangements from time to time in contemplation thereof, Borrower agrees that if any LIBOR Loan is repaid or prepaid in full or in part on any day other than the last day of the Interest Period therefor (if such repayment or prepayment is voluntarily made by Borrower), Borrower shall pay to any Lender, upon the request of such Lender, such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as determined by such Lender in its sole judgment) by reason of the liquidation or re-employment of funds acquired or committed to be acquired by such Lender to fund or maintain its share of such LIBOR Loan, pursuant to such Lender's customary funding arrangements. The amount of any such loss or expense shall include the excess, if any, of (i) such Lender's cost or deemed cost of obtaining funding for the amount necessary to fund or maintain its share of such LIBOR Loan for the Interest Period applicable thereto over (ii) the return such Lender will receive on its re-employment of such funds, each as determined by such Lender in its sole judgment. Without limiting the generality of the foregoing, such Lender may compute such loss or expense on the basis of such funds having been borrowed by such Lender at a rate equal to the interest rate on United States Treasury bills or notes with a maturity that most closely approximates the end of the relevant Interest Period as quoted by Telerate News Service (page 5) at the close of business on the first (1st) day of the Interest Period in respect of such LIBOR Loan, and on the reinvestment by such Lender of such funds in United States Treasury bills or notes with a maturity that most closely approximates the end of the relevant Interest Period as quoted by Telerate News Service (page 5) at the close of business on the date of repayment or prepayment of such LIBOR Loan (or as such United States Treasury bill or note rates are quoted by such other nationally-recognized quote service as may be specified by Agent to the Borrower from time to time). Each such request shall be accompanied by a certificate of the requesting Lender setting forth in reasonable detail the basis for computing the amount of such loss or expense, and each such certificate shall, in the absence of manifest error, be conclusive.

           (e) The calculation of all amounts payable under this Agreement with respect to any LIBOR Loan shall be made as though each Lender had actually funded its share of such LIBOR Loan through the purchase of deposits in the relevant market and in an amount equal to the amount of its share of such LIBOR Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such loan from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided,
                                                                --------
however, that each Lender may fund its share of each of the LIBOR Loans in any
-------
manner it sees fit and the foregoing assumptions shall be used only for calculation of amounts which may be payable by Borrower under this Agreement with respect thereto.

     1.18  Security Interest in the Collateral.
           -----------------------------------

           (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Agent, Revolving Credit Agent and Lenders to enter into this Agreement and to make the Term Loan (including, without limitation, all Advances made with respect to Term Loan Letter of Credit Obligations) and the Revolving Credit Advances available to the Borrower, Borrower hereby grants to Agent, for itself, and for Lenders, and for Duetsche, in its capacity as Revolving Credit Agent, a security interest in all of Borrower's right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of Borrower (including, without limitation, under any trade names, styles or divisions thereof), and whether owned, leased or consigned by or to Borrower, and regardless of where located:

                (i)   all Accounts;

                (ii)  all Chattel Paper;

                (iii) all Contracts;

                (iv)  all Documents;

                (v)   all General Intangibles;

                (vi)  all Instruments;

                (vii)   all Inventory;

                (viii)  all Equipment;

                (ix)    all Intellectual Property;

                (x)     all Investment Property;

                (xi)    all money, cash or any Cash Equivalents of Borrower;

                (xii) all other Goods and interests in property of any kind, nature or description whatsoever, whether tangible or intangible, whether real or personal, and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; and

                (xiii) to the extent not otherwise included, all Proceeds of any of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lenders as aforesaid, Borrower hereby grants to Agent, for itself and Lenders, a security interest in all property of Borrower held by Agent including, without limitation, all property of every description now or hereafter in the possession or custody of, or in transit to Agent for any purpose, including safekeeping, collection or pledge, for the account of Borrower, or as to which Borrower may have any right or power.

           (c) The security interests in the Collateral described above are given in renewal, extension and modification of the security interests previously granted in the Collateral to Agent, for the benefit of Lenders, by Borrower and to Deutsche by Borrower (including, without limitation, the security interests granted pursuant to the Original Agreement, the First Restated Agreement, the Second Restated Agreement and the Deutsche Loan Agreement); such existing security interests in the Collateral described above are not extinguished hereby; and the making, perfection and priority of such existing security interests in the Collateral described above shall continue in full force and effect.

           (d) Borrower agrees that sums owing to Revolving Credit Agent pursuant to this Agreement or any other Loan Document are secured by the Collateral and that Revolving Credit Lender shall be deemed to be a "Lender" for purposes of financing statements of record in favor of Agent regarding the Collateral.

     1.19. Rights of Lender, Limitations on Obligations of Lender.
           ------------------------------------------------------

           (a) It is expressly agreed by Borrower that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Agent shall have no obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting herein of a security interest herein or the receipt by Agent of any payment relating to any Contract or License pursuant hereto, nor shall Agent be required or obligated in any manner to perform or fulfill any of the obligations of Borrower under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

           (b) Upon direction by Requisite Lenders, Revolving Credit Agent may, after the occurrence and during the continuation of any Event of Default and without prior notice to Borrower, notify Account Debtors, parties to the Contracts, and obligors in respect of Instruments that the Accounts and the right, title and interest of Borrower in and under such Contracts and Instruments have been assigned to Agent, for itself, and Lenders, and that payments shall be made directly to Revolving Credit Agent for the benefit of the Lenders. Upon the request of Revolving Credit Agent, Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments. Upon direction by the Requisite Lenders, Revolving Credit Agent may notify Account Debtors in respect of Chattel Paper that the right, title and interest of Borrower in and under such Chattel Paper have been assigned to Agent, for itself and Lenders, and that payments shall be made directly to Agent.

           (c) Revolving Credit Agent shall have the right from time to time to make test verifications of the Accounts and physical verifications, appraisals and examinations of the Inventory and other Collateral in any manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance and information as Revolving Credit Agent may require in connection therewith. Revolving Credit Agent may at any time in Revolving Credit Agent's own name or in the name of Borrower communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Revolving Credit Agent's satisfaction, the existence, amount and terms of any Accounts, Contracts, Instruments or Chattel Paper. Upon the occurrence and continuation of any Event of Default, Borrower, at its own expense, shall cause the certified independent public accountant then engaged by Borrower, to prepare and deliver to Revolving Credit Agent at any time and from time to time promptly upon Revolving Credit Agent's request the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Revolving Credit Agent may request. Borrower, at its own expense, shall cause its certified independent public accountants to deliver to Revolving Credit Agent the results of any physical verification of all or any portion of its Inventory made or observed by such accountants when and if such verification is conducted.

     1.20  Single Loan. All Advances to Borrower and all of the other
           -----------
Obligations of Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of that Borrower secured by all of the Collateral until all Obligations have been indefeasibly paid in full and the Lenders have no further obligation to make any further Advances.

     2.   CONDITIONS PRECEDENT

     2.1  Conditions to the Initial Advance. Notwithstanding any other provision
          ---------------------------------
of this Agreement and without affecting in any manner the rights of Agent, Revolving Credit Agent and Lenders hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and Lenders shall not be obligated to make any Loan or incur any Letter of Credit Obligations or to take, fulfill, or perform any other action hereunder, until the following conditions have been fulfilled to the satisfaction of Agent and Revolving Credit Agent.

          (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, Borrower, Agent, Revolving Credit Agent and Lenders;

          (b) Revolving Credit Agent and Agent shall have received all the Loan Documents and such other documents, instruments, certificates, opinions and agreements as Agent shall request in connection with the transactions contemplated by this Agreement, including without limitation all documents, instruments, agreements and other materials listed in the Schedule of Documents each in form and substance satisfactory to Agent and Revolving Credit Agent.

          (c) Revolving Credit Agent and Agent shall have received evidence satisfactory to Agent and Revolving Credit Agent that Borrower has obtained consents and acknowledgments of all Persons whose consents and acknowledgments may be required, including, but not limited to, all requisite Governmental Authorities, to the terms and to the execution and delivery, of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

          (d) Agent shall have received evidence satisfactory to it that the insurance policies provided for in Section 5.5 and Annex D are in full force and
                                   -----------     -------
effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements, as appropriate, in favor of Agent, for itself and Lenders, and in form and substance satisfactory to Agent;

          (e) Borrower shall have paid all Fees, costs, and expenses of closing (including fees and expenses of consultants and counsel to Agent, Revolving Credit Agent and Lenders presented as of the Closing Date);

          (f) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby and thereby and which, in Agent's sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents;

          (g) Revolving Credit Agent and Agent, in their sole judgment, shall not have determined that (i) Borrower shall have made any Restricted Payment;
(ii) any material increase in liabilities, liquidated or contingent, of Borrower or Holdings, or material decrease in the assets of Borrower or Holdings, shall have occurred since their respective last audited financial statements; (iii) any Material Adverse Effect shall have occurred since Borrower's last certified and audited financial statements; (iv) any material adverse effect on the industry of Borrower shall have occurred; or (v) any change in loan syndication, financial or capital markets conditions generally that would materially impair the ability of Agent to syndicate the Loans;

          (h) There exists no default or event of default under any of the Subordinated Notes or the Senior Notes (or the Indenture pursuant to which they were issued);

          (i) Revolving Credit Agent and Agent shall be satisfied, in their sole judgment, with the corporate, capital, tax, legal and management structure of each Loan Party, and shall be satisfied, in its sole judgment exercised reasonably, with the nature and status of all contractual obligations, securities, labor, tax, ERISA, employee benefit, environmental, health and safety matters, in each case, involving or affecting any Loan Party;

          (j) Revolving Credit Agent and Agent shall have received a copy of the Stock Purchase Agreement by and among Borrower and David P. Bornhoeft (the "Columbia Stock Purchase Agreement") duly executed by the parties thereto and in
 ---------------------------------
form and substance satisfactory to Agent and Revolving Credit Agent;

          (k) Revolving Credit Agent and Agent shall have received a copy of documents evidencing the consummation on the date hereof of the merger of Columbia Graphics Corporation into Borrower (the "Merger"), duly executed and in
                                                  ------
form and substance satisfactory to Agent and Revolving Credit Agent;

          (l) Revolving Credit Agent and Agent shall have received all documents, instruments and other materials as Agent or Revolving Credit Agent may require to evidence, perfect and establish the priority of its Liens on all Collateral acquired by Borrower in connection with the Columbia Acquisition, including without limitation UCC-1 Financing Statements, lien searches, and a Collateral Assignment of Lease, all in form, scope and substance satisfactory to Agent and Revolving Credit Agent;

          (m) Revolving Credit Agent and Agent shall have received all necessary landlord consents for each leased location to be acquired by Borrower in connection with the acquisition of Columbia Graphics Corporation ("Columbia
                                                                      --------
Acquisition"), in form and substance satisfactory to Agent and Revolving Credit
-----------
Agent;

          (n) Revolving Credit Agent and Agent shall have received a letter, in form and substance satisfactory to Agent and Revolving Credit Agent, authorizing reliance by Agent, Revolving Credit Agent, and Lenders on the legal opinion of counsel to the sellers in the Columbia Acquisition;

          (o) Revolving Credit Agent and Agent shall have received a duly executed Collateral Assignment of Stock Purchase Agreement dated the date hereof by and between Agent, Revolving Credit Agent, and Borrower, and the consent of the sellers thereto, in form and substance satisfactory to Agent and Revolving Credit Agent;

          (p) Revolving Credit Agent and Agent shall have received such duly executed consents to the Columbia Acquisition and the other transactions contemplated hereby as Agent and Revolving Credit Agent shall deem necessary, all in form and substance satisfactory to Agent and Revolving Credit Agent;

          (q) Revolving Credit Agent and Agent shall have received duly executed payoff letters and UCC-3 Termination Statements from such other Persons as Agent and Revolving Credit Agent shall deem necessary, all in form and substance satisfactory to Agent and Revolving Credit Agent;

          (r) Revolving Credit Agent and Agent shall have received evidence that the assets acquired pursuant to the Columbia Acquisition are insured as required by the Agreement, and additional insured and loss payee endorsements corresponding to such policies in favor of Agent and in form and substance satisfactory to Agent and Revolving Credit Agent;

          (s) after giving effect to the Columbia Acquisition, the aggregate amount of the Obligations and the Liens securing such Obligations shall constitute "Permitted Indebtedness" and "Permitted Liens" (as such terms are defined in the Senior Notes or the Indenture, pursuant to which they were issued), and Borrower shall have delivered to Agent and Revolving Credit Agent a duly executed certificate, in form and substance satisfactory to Agent and Revolving Credit Agent, demonstrating same;

          (t) Revolving Credit Agent and Agent shall have received such documents, instruments and information relating to the financing of the Columbia Acquisition as Agent or Revolving Credit Agent may request;

          (u) Revolving Credit Agent and Agent shall have received such additional documents, instruments and information as Agent or Revolving Credit Agent or their respective legal counsel may request;

          (v) Agent and Revolving Credit Agent shall be satisfied, in their sole judgment, that each of (i) the Columbia Stock Purchase, and (ii) the Merger shall have been consummated on the date hereof pursuant to documents in form and substance satisfactory to Agent and Revolving Credit Agent;

          (w) Agent and Revolving Credit Agent shall have received all documents, instruments, certificates and agreements, and evidence of all such matters as Agent and Revolving Credit Agent shall request in connection with the Columbia Acquisition; and Agent and Revolving Credit Agent and their respective counsel shall have conducted all such due diligence reviews, audits and investigations as they shall deem necessary and appropriate in connection therewith and Agent and Revolving Credit Agent shall be satisfied, in their sole discretion, with all the foregoing; and

          (x) Agent and Revolving Credit Agent shall be satisfied, in their sole judgment, that all environmental issues and matters related to the Columbia Acquisition have been resolved.

     2.2  Further Conditions to each Advance. It shall be a further condition to
          ----------------------------------
the funding of the initial Advance and each subsequent Advance, to the incurrence of any Letter of Credit Obligation and to the continuation of any Loan as a LIBOR Loan or the conversion of a Base Rate Loan to a LIBOR Loan, that the following statements shall be true on the date of each such funding or continuation or conversion, as the case may be:

          (a) Each Loan Party's representations and warranties contained herein or in any of the Loan Documents shall be true and correct on and as of such date and the Closing Date as though made on or incurred on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein permitted or contemplated by this Agreement.

          (b) No event shall have occurred and be continuing, or would result from such funding, incurrence or continuation, which constitutes a Default.

          (c) No event or circumstance having a Material Adverse Effect shall have occurred since the date hereof.

          (d) After giving effect to any Advance (or the incurrence of any Letter of Credit Obligations), the aggregate amount of the Obligations, and the Liens securing such Obligations, shall constitute "Permitted Indebtedness" (or shall not otherwise violate the prohibition on Indebtedness as provided in the Senior Note) and "Permitted Liens" (as such terms are defined in the Senior Notes or the Indenture pursuant to which they were issued), respectively, and Borrower shall have delivered to Agent a duly executed, completed certificate substantially in the form of Exhibit C demonstrating same.
                             ---------

          (e) With respect to each Term Loan Advance or any Revolving Credit Advance financing an Eligible Acquisition, Agent (in each event) and Revolving Credit Agent (in the event a Revolving Credit Advance is involved in the financing), in its respective sole discretion, shall have determined that the proposed acquisition constitutes an Eligible Acquisition and Agent (in each event) and Revolving Credit Agent (in the event a Revolving Credit Advance is involved in the financing) shall have received all documents, instruments, certificates and agreements, and evidence of all such matters, as Agent (in each event) and Revolving Credit Agent (in the event a Revolving Credit Advance is involved in the financing) or any Lender shall request in connection with the applicable Eligible Acquisition (including, without limitation, those provided to Agent and Revolving Credit Agent in connection with the Columbia Acquisition); and Agent and Agent's counsel (and Revolving Credit Agent and

Revolving Credit Agent's counsel, in the event a Revolving Credit Advance is involved in the financing) shall have conducted all such due diligence reviews, audits and investigations as they shall deem necessary or appropriate in connection therewith and Agent and if applicable, Revolving Credit Agent, shall be satisfied, in its sole discretion, with all of the foregoing; Agent (in all events) and Revolving Credit Agent (in the event a Revolving Credit Advance is involved in the financing) shall have received and approved such documentation relevant to an Eligible Acquisition as shall be required by Agent (in all events) and Revolving Credit Agent (in the event a Revolving Credit Advance is involved in the financing of the Eligible Acquisition) including, without limitation, documentation similar to the documentation described above in
Section 2.1(j) - (r).
--------------------

          (f) After giving effect to any Revolving Credit Advance (or the incurrence of any Revolving Loan Letter of Credit Obligations), the outstanding principal amount of the Revolving Loan shall not exceed the lesser of the Borrowing Base and the Maximum Amount.

The request and acceptance by Borrower of the proceeds of any Advance, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Loan into, or as a LIBOR Loan, as the case may be, shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been
                                                     -----------
satisfied and (ii) a confirmation by Borrower of the granting and continuance of the Agent's Liens pursuant to the Collateral Documents.

     3.  REPRESENTATIONS AND WARRANTIES

     To induce Agent, Revolving Credit Agent and Lenders to enter into this Agreement and to make the Loans, Borrower represents and warrants to Agent, Revolving Credit Agent and each Lender (each and all of which representations and warranties shall survive the execution and delivery of this Agreement) that:

     3.1  Corporate Existence; Compliance with Law.  Each Loan Party (i) is a
          ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (ii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (iv) is in compliance with its certificate or articles of incorporation and by-laws; and (v) is in compliance in all material respects with all applicable provisions of law.

     3.2  Executive Offices; Corporate or Other Names; FEIN. The current
          -------------------------------------------------
locations of each Loan Party's executive offices and principal place of business is set forth in Schedule 3.2, and, except as set forth on Schedule 3.2, such
                ------------                              ------------
location has not changed during the preceding
twelve months. During the prior five (5) years, except as set forth on Schedule
                                                                       --------
3.2, no Loan Party has been known as or used any corporate, fictitious or trade
---
name other than the names of the Loan Parties set forth on Schedule 3.2. In
                                                           ------------
addition, Schedule 3.2 lists the federal employer identification number of each
          ------------
Loan Party.

     3.3  Corporate Power; Authorization; Enforceable Obligations. The
          -------------------------------------------------------
execution, delivery and performance by each Loan Party of the Loan Documents and all other instruments and documents to be delivered by such Loan Party hereunder and thereunder to the extent it is a party thereto and the creation of all Liens provided for herein and therein: (i) are within such Loan Party's corporate power; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party's certificates or articles of incorporation or by-laws or other organizational documents; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of any Loan Party other than those in favor of Agent, on behalf of itself and Lenders, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section
                                                                        -------
2.1(c), all of which will have been duly obtained, made or complied with prior
------
to the Closing Date and which are in full force and effect. At or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of each Loan Party which is a party thereto and each shall then constitute a legal, valid and binding obligation of such Loan Party to the extent it is a party thereto, enforceable against such Loan Party in accordance with its terms.

     3.4  Financial Statements and Projections.  Borrower has delivered the
          ------------------------------------
financial statements and Projections identified on Schedule 3.4, and each such
                                                   ------------
financial statement and Projection complies with the description thereof contained on Schedule 3.4.
             ------------

     3.5  Material Adverse Change.  As of the date hereof, no Loan Party has any
          -----------------------
material obligations, contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the audited consolidated December 31, 1997 balance sheet of Holdings. As of the date hereof, there has been no material deviation from the Projections provided to Agent. Except as otherwise permitted hereunder or as set forth on
Schedule 3.5, no dividends, advances or other distributions have been declared,
------------
paid or made upon any Stock of Borrower and, since December 31, 1997, no shares of Stock of Borrower have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by Borrower. Since December 31, 1997, no event has occurred which would result in a Material Adverse Effect.

     3.6  Ownership of Property; Liens. Except as described on Schedule 3.6, the
          ----------------------------                         ------------
real estate listed on Schedule 3.6 constitutes all of the real property owned,
                      ------------
leased, or used in its business by the Loan Parties. Each Loan Party holds (i) good and marketable fee simple title to all of its real estate described on Schedule 3.6, (ii) valid and marketable
                                    ------------
leasehold interests in all of such Loan Party's Leases (both as lessor and lessee, sublessee or assignee) described on Schedule 3.6 and (iii) good and
                                            ------------
marketable title to, or valid leasehold interests in, all of its other properties and assets. None of the properties and assets of any Loan Party are subject to any Liens, except (x) Permitted Encumbrances and Liens set forth on
Schedule 6.7 and (y) from and after the Closing Date, the Lien in favor of
------------
Agent, on behalf of itself and Lenders, pursuant to the Collateral Documents. Each Loan Party has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Loan Party's right, title and interest in and to all such real estate and other assets or property. Except as described on
Schedule 3.6, (i) no Loan Party or, to Borrower's Knowledge, any other party to
------------
any such Lease described on Schedule 3.6 is in default of its obligations
                            ------------
thereunder or has delivered or received any notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default under any such Lease; no Loan Party owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by such Loan Party except as set forth on Schedule 3.6; and (iii) no portion of any real property owned or leased
         ------------
by any Loan Party has suffered any material damage by fire or other casualty loss which has not heretofore been completely repaired and restored to its original condition. All material permits required to have been issued or appropriate to enable the real property owned or leased by any Loan Party to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect.

     3.7  Restrictions; No Default; Material Contracts.  No contract, lease,
          --------------------------------------------
agreement or other instrument to which any Loan Party is a party or by which it or any of its properties or assets is bound or affected and no provision of any charter, corporate restriction, applicable law or governmental regulation has resulted in or will result in a Material Adverse Effect. No Loan Party is in default and, to Borrower's Knowledge, no third party is in default, under or with respect to any material contract, agreement, lease or other instrument to which any Loan Party is a party. No Default has occurred and is continuing.
Schedule 3.7, as supplemented from time to time by written disclosures to Agent,
------------
sets forth a complete and accurate list of all Material Contracts of the Borrower and each of its Subsidiaries.

     3.8  Labor Matters. Except as set forth on Schedule 3.8, there are no
          -------------                         ------------
strikes or other labor disputes against any Loan Party that are pending or, to Borrower's Knowledge, threatened. Hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters which would have a Material Adverse Effect. All material payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on the books of such Loan Party. Except as set forth on Schedule 3.8, no Loan
                                                        ------------
Party has any obligation under any collective bargaining agreement, management agreement, or any employment agreement, and a correct and complete copy of each agreement listed on Schedule 3.8 has been provided to Agent. There is no
                    ------------
organizing activity involving any Loan Party pending or, to Borrower's Knowledge, threatened by any labor union or group of employees. Except as set forth on Schedule 3.14, there are no representation proceedings pending or, to
         -------------
Borrower's Knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition, and, there are no complaints or charges against any Loan Party pending or threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Loan Party of any individual.

     3.9   Ventures, Subsidiaries and Affiliates; Outstanding Stock and
           ------------------------------------------------------------
Indebtedness.  Except as set forth on Schedule 3.9, Borrower has no
                                      ------------
Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. The Stock of each Loan Party owned by each of the stockholders thereof named on Schedule 3.9
                                                         ------------
constitutes all of the issued and outstanding Stock of such Loan Party. Except as set forth on Schedule 3.9, there are no outstanding rights to purchase
                ------------
options, warrants or similar rights or agreements pursuant to which any Loan Party may be required to issue, sell or purchase any Stock or other equity security. Schedule 3.9 lists all outstanding Stock of each Loan Party as of the
           ------------
Closing Date.  Schedule 6.3 lists all Indebtedness of each Loan Party as of the
               ------------
Closing Date.

     3.10  Government Regulation. No Loan Party is (i) an "investment company"
           ---------------------
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended; (ii) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state statute that restricts or limits such Loan Party's ability to incur Indebtedness, pledge its assets, or to perform its obligations hereunder, or under any other Loan Document, and the making of the Loans by Lenders, the application of the proceeds and repayment thereof by each Loan Party, and the consummation of the transactions contemplated by this Agreement and the other Loan Documents, will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

     3.11  Margin Regulations.  No Loan Party is engaged in the business of
           ------------------
extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of the Loans or any other extensions of credit under this Agreement will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Following application of the proceeds of each Loan, none of the assets (either of Borrower only or of Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 6.3, 6.7 or 6.22 will be Margin Stock. Borrower will not
              ------------------------
take or permit to be taken any action which might cause any Loan Document or any document or instrument delivered pursuant hereto or thereto violate any regulation of the Board of Governors of the Federal Reserve Board.

     3.12  Taxes. All federal, state, local and foreign tax returns, reports and
           -----
statements, including, but not limited to, information returns (Form 1120-S) required to be filed by each Loan Party, have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Each Loan Party has paid when due and payable all material Charges required to be paid by it. Proper and accurate amounts have been withheld by each Loan Party from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 3.12 sets forth those
                                                 -------------
taxable years for which any of the tax returns of each Loan Party are currently being audited by the IRS or any other applicable Governmental Authority; and any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. Except as described in Schedule 3.12, no Loan Party has
                                               -------------
executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. No Loan Party has filed a consent pursuant to IRC Section 341(f) or agreed to have IRC Section 341(f) (2) apply to any dispositions of subsection (f) assets (as such term is defined in IRC
Section 341(f)(4)). None of the property owned by any Loan Party is property which is required to treat as being owned by any other Person pursuant to the provisions of IRC Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). No Loan Party has agreed or been requested to make any adjustment under IRC Section 481 (a) by reason of a change in accounting method or otherwise. No Loan Party has any obligation under any written tax sharing agreement except as described on Schedule 3.12.
             -------------

     3.13  ERISA.  Schedule 3.13 lists all Plans maintained or contributed to by
           -----   -------------
any Loan Party and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multiemployer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. IRS determination letters regarding the qualified status under Section 401 of the IRC of each Qualified Plan have been received as of the dates listed on Schedule 3.13. Each of the
                                                  -------------
Qualified Plans has subsequently been amended to comply with the Tax Reform Act of 1986 and to make other necessary or desirable changes. To the Knowledge of Borrower, the Qualified Plans as amended continue to qualify under Section 401 of the IRC, the trusts created thereunder continue to be exempt from tax under the provisions of Section 501(a) of the IRC, and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Qualified Plan so amended will be submitted to the IRS for a determination letter as to the ongoing qualified status of the Plan under the IRC within the applicable IRC 401(b) remedial amendment period for the Tax Reform Act of 1986; and each such Plan shall be amended, including retroactive amendments, as required during such determination letter process to maintain the qualified status of such Plans. To the Knowledge of Borrower, each Plan is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including the filing of all reports required under the IRC or ERISA which are true and correct as of the date filed, and all required contributions and benefits have been paid in accordance with the provisions of each such Plan. No Loan Party or other ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by Section 412 of the IRC or
Section 302 of ERISA. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the latest actuarial projections of liabilities does not exceed $100,000.00, and copies of such latest projections have been provided to Agent; with respect to Pension Plans, other than Qualified Plans and the unfunded Pension Plans listed in Schedule 3.13, the present value of the
                                 -------------
liabilities for current participants thereunder using interest assumptions described in IRC 411(a)(ii) does not exceed $100,000.00. No Loan Party has engaged in a prohibited transaction, as defined in Section 4975 of the IRC or
Section 406 of ERISA, in connection with any Plan which would subject any such Person (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

          Except as set forth on Schedule 3.13: (i) no Title IV Plan has any
                                 -------------
Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062 (e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the Knowledge of Borrower, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) any fiduciary with respect to any Plan or (z) any Loan Party or any ERISA Affiliate with respect to any Plan; (iv) no Loan Party or any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no Loan Party or other ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) no Plan which is a Retiree Welfare Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant); (vii) each Loan Party or other ERISA Affiliate have complied with the notice and continuation coverage requirements of Section 4980B of the IRC and the proposed or final regulations thereunder; and (viii) no liability under any Plan has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

     3.14  No Litigation. Except as set forth on Schedule 3.14, no action, claim
           -------------                          -------------
or proceeding is now pending or, to the Knowledge of Borrower, threatened against any Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges any such Person's right, power, or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder or (ii) which if determined adversely, could have or result in a Material Adverse Effect. To the Knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

     3.15  Brokers.  Except as set forth on Schedule 3.15, no broker or finder
           -------                          -------------
acting on behalf of any Loan Party brought about the obtaining, making or closing of the credit extended pursuant to this Agreement or the transactions contemplated by the Loan Documents and no Loan Party has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     3.16  Patents, Trademarks, Copyrights and Licenses. Except as otherwise set
           --------------------------------------------
forth on Schedule 3.16, each Loan Party owns all licenses, patents, patent
         -------------
applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with Patent and Trademark Office application or registration numbers, where applicable, on Schedule 3.16. Each
                                                          -------------
Loan Party conducts business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement could not have or result in a Material Adverse Effect. Except as set forth on Schedule 3.16, to Borrower's Knowledge,
                                        -------------
there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of any Loan Party.

     3.17  Full Disclosure. No information contained in this Agreement, the
           ---------------
other Loan Documents, the Financials or any written statement furnished by or on behalf of any Loan Party or any Affiliate thereof pursuant to the terms of this Agreement or any other Loan Document, which has previously been delivered to Agent, Revolving Credit Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. With respect to all business plans and other forecasts and projections (including, without limitation, the Projections) furnished by or on behalf of Borrower and made available to Agent, Revolving Credit Agent or any Lender relating to the financial condition, operations, business, properties or prospects of Borrower or any Subsidiary thereof (i) all facts stated as such therein are true and complete in all material respects, (ii) all facts upon which the forecasts or projections therein contained are based are true and complete in all material respects and no material fact was omitted therefrom,
(iii) all assumptions made on that basis are reasonable under the circumstances and are disclosed therein, and (iv) the forecasts or projections are reasonably based on those facts and assumptions. With respect to any such forecasts or projections made available to Agent, Revolving Credit Agent or any Lender after the Closing Date, the foregoing clauses (i) through (iv) shall be true and correct in all respects as of the date of such projections or forecasts.

     3.18  Hazardous Materials.  Except as set forth on Schedule 3.18 or routine
           -------------------                          -------------
operations in the ordinary course of business in compliance with applicable permits issued by a Governmental Authority, the Subject Property is free of any Hazardous Material. In addition, Schedule 3.18 discloses existing or potential
                                  -------------
environmental liabilities of each Loan Party of which Borrower, after due inquiry, has Knowledge, which could constitute or result in a Material Adverse Effect or Environmental Liabilities and Costs. Except as set forth on Schedule
                                                                       --------
3.18, no Loan Party has caused or suffered to occur any Release at, under, above
----
or within any Subject Property. No Loan Party is involved in operations which could lead to the imposition of any liability or Lien on it, or any owner of any premises which it occupies, under the Environmental Laws, and no Loan Party has permitted any tenant or occupant of such premises to engage in any such activity.

     3.19  Insurance Policies.  Schedule 3.19 lists all insurance of any nature
           ------------------   -------------
maintained for current occurrences by each Loan Party, as well as a summary of the terms of such insurance. Borrower covenants that such insurance complies with and shall at all times comply with the standards set forth on Annex D.
                                                                   -------

     3.20  Deposit and Disbursement Accounts.  Schedule 3.20 lists all banks and
           ---------------------------------   -------------
other financial institutions at which Borrower or any Subsidiary thereof maintains deposits and/or other accounts and/or post office lock boxes, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

     3.21  Subordinated Notes and Senior Notes. None of the Subordinated Notes
           -----------------------------------
or the Senior Notes has been amended or modified in any respect and no provision therein has been waived, and no default or event of default under the Subordinated Notes or the Senior Notes (or the Indenture pursuant to which they were issued) has occurred and is continuing. Neither the execution and delivery by Borrower and each of the other Loan Parties of the Loan Documents to which it is a party nor the consummation by each of the Borrower and the other Loan Parties of the transactions contemplated thereby violates or results in the breach of, or constitutes a default under, or requires any consent under the Subordinated Notes or the Senior Notes (or the Indenture pursuant to which they were issued).

     3.22  Representations and Warranties Regarding the Collateral.
           -------------------------------------------------------

           (a) Borrower is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all Liens except (i) the security interest granted to Agent, for itself and Lenders under this Agreement and (ii) Permitted Encumbrances. Borrower will warrant and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

           (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of Agent, for itself and for Lenders, pursuant to this Agreement or (ii) such as relate to Permitted Encumbrances.

           (c) As a result of the filing of appropriate financing statements in the jurisdictions listed on Schedule 3.22(c) hereto, this Agreement is effective
                            ----------------
to create a valid and continuing Lien on and perfected security interest in favor of Agent, for itself and for Lenders, in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code, which Lien and security interest is prior to all other Liens except those Liens specifically designated on Schedule 6.7 as being prior to the Lien of this
                           ------------
Agreement as a matter of law, and is
enforceable as such as against creditors of and purchasers from Borrower (other than purchasers of Inventory in the ordinary course of business). All action (including, without limitation, all filings, registrations and recordings) necessary or desirable to create, protect and perfect the security interest granted to Agent, for itself and for Lenders, hereby in respect of each item of the Collateral has been duly accomplished.

          (d)  Schedule 3.22(d) hereto lists all Instruments of Borrower. All
               ----------------
action necessary or desirable to protect and perfect the security interest of Agent, for itself and for Lenders, granted hereby in each item set forth on
Schedule 3.22(d), including the delivery of all originals thereof to Agent, for
----------------
itself and for Lenders, has been duly taken. The security interest of Agent, for itself and for Lenders, in the Collateral listed on Schedule 3.22(d) hereto is
                                                    ----------------
prior to all other Liens and is enforceable as such against creditors of and (except as provided by the Code) purchasers from Borrower.

          (e) Borrower's chief executive office, principal place of business, corporate offices, all warehouses and premises within which Collateral is stored or located, and the locations of all of its records concerning the Collateral are set forth on Schedule 3.22(c). Such Schedule 3.22(c) correctly identifies
                 ----------------       ----------------
any of such facilities or locations that are not owned by Borrower and sets forth the names of the owners and lessors or collateral of, and the holders of any mortgages on, such facilities and locations. Borrower shall not change its chief executive office, principal place of business, corporate offices, or warehouses or Collateral premises, or the location of its records concerning the Collateral without giving thirty (30) days prior written notice thereof to Agent and taking all actions deemed by Agent necessary or appropriate to protect and perfect Agent's interest in the Collateral.

          (f)  (i) Each Account represents a bona fide sale of Inventory to
                                             ---- ----
customers in the ordinary course of Borrower's business completed in accordance with the terms and provisions contained in the documents available to Agent with respect thereto and is not evidenced by either a Document, Instrument or Chattel Paper; (ii) the amounts shown on any aged receivable trial balance delivered by Borrower to Revolving Credit Agent and on Borrower's books and records and all invoices and statements which may be delivered to Revolving Credit Agent with respect thereto are actually and absolutely owing to Borrower and are not in any way contingent; (iii) there are no setoffs, claims or disputes existing or asserted with respect to any Account and Borrower has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by Borrower in the ordinary course of its business for prompt payment; (iv) to the best of Borrower's Knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement of any Account or tend to reduce the amount payable thereunder as shown on the respective aged receivable trial balances, Borrower's books and records and all invoices and statements delivered to Revolving Credit Agent with respect thereto; (v) to the best of Borrower's Knowledge, all Account Debtors have the capacity to contract;
(vi) Borrower has received no notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; and (vii) Borrower has no Knowledge that any Account Debtor is unable generally to pay its debts as they become due.

           (g) With respect to any Inventory, (i) such property is located at one of the locations set forth on Schedule 3.22(c), (ii) Borrower has good,
                                  ----------------
indefeasible and marketable title to such property and such property is not subject to any Lien whatsoever, except for Permitted Encumbrances, (iii) such property is of good and merchantable quality, free from any defects, (iv) except as noted on Schedule 3.16, such property is not subject to any licensing,
            -------------
patent, royalty, trademark, tradename or copyright agreements with any third parties, and (v) the completion of manufacture, sale or other disposition of such property by Agent following a Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which Borrower is a party or to which such property is subject.

     3.23  Solvency.  Both before and after giving effect to (a) the Loans to be
           --------
made or extended on the Closing Date or such other date as Loans requested hereunder are made or extended, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower, (c) any Acquisition and the consummation of the other transactions contemplated hereby and (d) the payment and accrual of all transaction costs in connection with the foregoing, each Loan Party is Solvent.

     3.24  Year 2000 Problems.  Each Loan Party has completed and delivered to
           ------------------
Agent a Year 2000 Assessment and each Loan Party will complete and deliver a Year 2000 Corrective Plan by April 30, 1999. On or prior to August 31, 1999, no Loan Party shall have any Year 2000 Problems, except where the existence of such Year 2000 Problems could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

     4.    FINANCIAL STATEMENTS AND INFORMATION

     4.1   Reports and Notices.  (a) Borrower covenants and agrees that from and
           -------------------
after the Closing Date and until the Termination Date, it shall deliver to the Agent, Revolving Credit Agent and Lenders, the Financial Statements, Projections and notices at the times and in the manner set forth on Annex C.
                                                        -------

           (b) Borrower hereby agrees that from time to time after the Closing Date and until the Termination Date, it shall deliver to Agent, Revolving Credit Agent and/or Lenders, as required, the various Collateral Reports (including borrowing Base Certificates in the form of Exhibit 4.1(b) at the times, to the
                                           --------------
Persons and in the manner set forth in Annex H.
                                       -------

     4.2    Communication with Accountants. Borrower (for itself and each
            ------------------------------
Subsidiary thereof) authorizes to Agent, Revolving Credit Agent and, so long as a Default or Event of Default shall have occurred and be continuing, each Lender to communicate directly with its and its Subsidiaries' independent certified public accountants and tax advisors and authorizes those accountants to disclose to Agent, Revolving Credit Agent and each Lender any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower and each Subsidiary thereof. At or before the Closing Date, Borrower shall deliver a letter addressed to such accountants and tax advisors instructing them to comply with the provisions of this Section 4.
                       ---------

     5.   AFFIRMATIVE COVENANTS

     Borrower covenants and agrees (for itself and its Subsidiaries) that, unless Agent shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

     5.1  Maintenance of Existence and Conduct of Business.  Borrower shall (and
          ------------------------------------------------
shall cause each of its Subsidiaries to) (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its Intellectual Property, and preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and (d) transact business only under the names set forth on
Schedule 3.2.
------------

     5.2  Payment of Charges and Claims.  Borrower shall pay and discharge, or
          -----------------------------
cause to be paid and discharged in accordance with the terms thereof, (A) all Charges imposed upon it or any Subsidiary or its or their income and profits, or any of its property (real, personal or mixed), and (B) lawful claims for labor, materials, supplies and services or otherwise, which if unpaid might by law become a Lien on its property; provided, that Borrower or any Subsidiary shall
                               --------
not be required to pay any such Charge or claim which is being contested in good faith by proper legal actions or proceedings, so long as at the time of commencement of any such action or proceeding and during the pendency thereof
(i) no Default shall have occurred and be continuing, (ii) adequate reserves with respect thereto are established and are maintained in accordance with GAAP,
(iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with diligence, (iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding unless the full amount of such Charge or claim is covered by insurance satisfactory in all respects to Agent, and (vi) Borrower shall promptly pay or discharge such contested Charges and all additional charges, interest penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower.

     5.3  Books and Records. Borrower shall (and shall cause each Subsidiary to)
          -----------------
keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the Financials referred to in paragraph I of Schedule 3.4.
                                                                   ------------

     5.4  Litigation.  Borrower shall notify Agent in writing, promptly upon
          ----------
learning thereof, of any litigation, Claim or other action commenced or threatened against Borrower or any Subsidiary, and of the institution against any such Person of any suit or administrative proceeding which (i) may involve an amount in excess of $250,000.00 individually or in the aggregate or (ii) could have or result in a Material Adverse Effect if adversely determined.

     5.5  Insurance.
          ---------

          (a) Borrower shall, at its (or its Subsidiary's) sole cost and expense maintain or cause to be maintained, the policies of insurance in such amounts and as otherwise described in Annex D and Section 2.1(d). Borrower shall
                                      -------     --------------
notify Agent promptly of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline, except as specified otherwise on Annex D. Borrower hereby directs all present and future insurers under its "All
-------
Risk" policies of insurance to pay all proceeds payable thereunder directly to Agent for the benefit of Lenders (provided, however, that if the amount of the
                                  --------  -------
proceeds of any such loss or decline are less than $500,000, then upon Borrower's request, Agent shall deliver such proceeds to Borrower to be used solely to repair or replace the affected property). Borrower irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as Borrower's true and lawful agent and attorney in-fact for the purpose of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance, and for making all determinations and decisions with respect to such "All Risk" policies of insurance. In the event Borrower at any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, Agent, without waiving or releasing any Obligations or Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Agent deems advisable. All sums so disbursed, including attorneys' fees, court costs and other charges related thereto, shall be payable, on demand, by Borrower to Agent and shall be additional Obligations hereunder secured by the Collateral.

          (b) Agent reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to, in the Lender's sole opinion, adequately protect interests of Agent and the Lenders. Borrower shall, if so requested by Agent, deliver to Agent, as often as Agent may request, a report of a reputable insurance broker satisfactory to Agent with respect to its insurance policies.

          (c) Borrower shall deliver to Agent endorsements to all of its and its Subsidiaries' (i) "All Risk" and business interruption insurance naming Agent, on behalf of itself and the Lenders, as loss payee, and (ii) general liability and other liability policies naming Agent, on behalf of itself and the Lenders, as additional insureds.

     5.6  Compliance with Laws.  Borrower shall (and shall cause each of its
          --------------------
Subsidiaries to) comply in all material respects with all federal, state and local laws, permits and regulations applicable to it, including, without limitation, those relating to licensing, environmental, ERISA and labor matters.

     5.7  Agreements. Borrower shall (and shall cause each of its Subsidiaries
          ----------
to) perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement, contract, instrument or other document to which it is a party, including, without limitation, any leases and customer contracts to which it is a party where the failure to so perform and enforce could have or result in a Material Adverse Effect. Borrower shall not (and shall not permit any of its Subsidiaries to) terminate or modify any provision of any agreement, contract, instrument or other document to which it is a party which termination or modification could have or result in a Material Adverse Effect. Borrower shall (and shall cause each of its Subsidiaries to) perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Licenses, Instruments, Documents and all other agreements constituting or giving rise to Collateral. Borrower shall not, without Agent's prior written consent, with respect to any of the Accounts, Chattel Paper, Instruments or amounts due under any Contract (i) grant any extension of the time of payment of any thereof, other than those granted in the ordinary course of business; (ii) compromise or settle the same for less than the full amount thereof (other than the compromise or settlement, for adequate consideration, of Accounts in the ordinary course of business consistent with past practices the aggregate amount of which Accounts does not exceed $500,000.00 in any Fiscal Year); (iii) release, in whole or in part, any Person liable for the payment thereof; or (iv) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of Borrower.

     5.8  Supplemental Disclosure. At the request of Agent (in the event that
          -----------------------
such information is not otherwise delivered by Borrower to Agent pursuant to this Agreement) but not more frequently than every three months, Borrower will supplement (or cause to be supplemented) each Schedule hereto, or representation herein or in any other Loan Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided however, that such supplement to such Schedule or
                    -------- -------
representation shall not be deemed an amendment thereof unless expressly consented to in writing by Agent, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by Agent of any Default disclosed therein. Borrower shall, if so requested by Agent or Revolving Credit Agent, furnish to Agent and Revolving Credit Agent, as often as either of them reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent or Revolving Credit Agent may reasonably request, all in reasonable detail, and, Borrower shall advise Agent promptly, in reasonable detail, of (i) any Lien, other than as permitted pursuant to Section 6.7, attaching to or asserted against any of the Collateral,
            -----------
(ii) any material change in the composition of the Collateral and (iii) the occurrence of any other event which would have a Material Adverse Effect upon the Collateral and/or the Lien of the Agent, for the benefit of itself and Lenders, thereon.

     5.9  Environmental Matters.  Borrower shall
          ---------------------

          (i) except as has been otherwise disclosed to Agent in connection with the Site (as defined below), comply with the Environmental Laws and permits applicable to it,

          (ii) notify Agent promptly after Borrower becomes aware of any Release upon any Subject Property,

          (iii) promptly forward to Agent a copy of any order, notice, permit, application, or any communication or report received by any Loan Party in connection with any such Release or any other matter relating to the Environmental Laws that may affect any Subject Property or any Loan Party. The provisions of this Section 5.9 shall apply whether or not the Environmental
                   -----------
Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with any Release or the presence of any Hazardous Materials,

          (iv) within fourteen (14) days following the date hereof, conduct an asbestos survey of the property located at 2600, 2640, and 2654 North Paulina Street, Chicago, Illinois (collectively, the "Site") by an environmental
                                              ----
consultant acceptable to Agent, in accordance with the conclusions and recommendations set forth in that certain Phase I Environmental Assessment prepared by ENVIRON International Corporation ("ENVIRON") for GE Capital, dated February, 1999 (the "Phase I Assessment") and promptly thereafter take such
                     ------------------
appropriate action as such consultant shall deem reasonably necessary in order to abate all friable asbestos, if any, located on the Site, including, but not limited to engaging a contractor acceptable to Agent to perform such abatement, all of which actions, including, without limitation, such abatement, shall be in accordance with all Environmental Laws and all procedures adopted by appropriate Governmental Authorities, and

          (v) within thirty (30) days following the date hereof, engage an environmental consultant, acceptable to Agent, to evaluate the environmental practices which were addressed in the conclusions of the Phase I Assessment and promptly thereafter take such action as such consultant shall deem reasonably necessary with respect to the operation of Borrower's business at the Site and, following such evaluation, filing all appropriate permit applications related to such business operation (to the extent such permit applications have not been filed or permits granted).

     5.10 Landlord's and Mortgagee's Agreements. Except as disclosed in Schedule
                                                                        --------
5.10, Borrower shall obtain a landlord's agreement in form and substance
----
acceptable to Agent from the lessor of any present or future leased premises of Borrower and mortgagee's agreement in form and substance acceptable to Agent from each mortgagee of a Loan Party or a Loan Party's lessor, agreeing (among other things) to waive any lien any of said entities may have upon the Collateral.

     5.11  Certain Obligations Respecting Subsidiaries.  Borrower will, and will
           -------------------------------------------
cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a wholly owned Subsidiary. Borrower will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends or other Restricted Payments, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of any property or assets.

     5.12  Application of Proceeds.  Borrower shall use the proceeds of (i) the
           -----------------------
Term Loan Advances as provided in Sections 1.2(a) and 1.3(a); and (ii) the
                                  ---------------     ------
Revolving Credit Advances as provided in Section 1.1(a).
                                         --------------

     5.13  Fiscal Year.  Borrower shall, and shall cause each Subsidiary to,
           -----------
maintain as its Fiscal Year the twelve month period ending on December 31 of each year.

     5.14  Casualty and Condemnation.
           -------------------------

           (a) Borrower shall promptly notify Agent of any loss, damage, or destruction to any Collateral or any real property owned by Borrower whether or not constituting Collateral (collectively, "Property") or arising from its use,
                                            --------
whether or not covered by insurance. Agent is hereby authorized to adjust losses and collect all insurance proceeds (related to the Collateral) directly. If, notwithstanding the provisions hereof which require that Agent, on behalf of itself and the Lenders, be the sole loss payee, a check or other instrument from an insurer is made payable to Borrower or Borrower and Agent jointly, Agent may endorse Borrower's name thereon and take such other action as Agent may elect to obtain the proceeds thereof. After deducting from such proceeds the expenses, if any, incurred by Agent in the collection or handling thereof, Agent may apply such proceeds to the reduction of the Obligations in the manner set forth in
Section 1.12 or, at Agent's option in its sole discretion, may permit or require
------------
Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (c) below.

           (b) Borrower shall promptly upon learning of the institution of any proceeding for the condemnation or other taking of any of its Property, notify Agent of the pendency of such proceeding, and agrees that Agent may participate in any such proceeding and Borrower from time to time will deliver to Agent all instruments reasonably requested by Agent to permit such participation. Agent shall (and is hereby authorized to) collect any and all awards, payments or other proceeds of any such condemnation or taking and apply such proceeds to the reduction of the Obligations in the manner set forth in Section 1.12 or, at
                                                        ------------
Agent's option in its sole discretion, may permit or require Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (c) below.

           (c) Any Collateral which is to be replaced, repaired or restored pursuant to paragraph (a) or (b) above shall be replaced, repaired or restored pursuant to such terms and conditions as Agent may require and with materials and workmanship of substantially as good a quality as existed before such loss or taking, and Borrower shall commence such replacement, repair or restoration as soon as practicable and proceed diligently with it until completion to Agent's satisfaction. Borrower shall provide to Agent written progress reports, other information and evidence of its compliance with the foregoing.

     5.15  Covenants Regarding the Collateral.
           ----------------------------------

           (a)  Further Assurances; Pledge of Instruments. At any time and from
                -----------------------------------------
time to time, upon the written request of Agent or, in the case of Current Collateral, Revolving Credit Agent, and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent or, if applicable, Revolving Credit Agent, may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License (including, but not limited to software licenses) or Contract held by Borrower or in which Borrower has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the liens and security interests granted hereunder or under any other Loan Document, (iii) transferring Collateral to Agent's or Revolving Credit Agent's possession (if such Collateral consists of Documents, Instruments or Chattel Paper or if a security interest in such Collateral can be perfected only by possession, or if requested by Agent or Revolving Credit Agent though the parties hereto agree and understand that for perfection purposes in such Collateral, any possession of such Collateral by Revolving Credit Agent shall be as agent for and on behalf of Agent) and (iv) using its best efforts to obtain waivers of liens from landlords and mortgagees (it being understood that Agent or Revolving Credit Agent in their discretion may establish reasonable reserves against availability under this Agreement until the same have been obtained). Borrower also hereby authorizes each of Agent and Revolving Credit Agent to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent and immediately upon Borrower's receipt thereof.

           (b)  Maintenance of Records. Borrower shall keep and maintain, at its
               ----------------------
own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Borrower shall mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, for itself and as agent for itself and certain other Lenders." As further security, Borrower agrees that Agent shall have a special property right and security interest in all of Borrower's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of a Default, Borrower shall deliver and turn over any such books and records to Agent or Revolving

Credit Agent or to its representatives at any time on demand of Agent or Revolving Credit Agent. Prior to the occurrence of a Default and upon reasonable notice from Agent or Revolving Credit Agent or the Lenders, Borrower shall permit any representative of Agent or Revolving Credit Agent to inspect such books and records and shall provide photocopies thereof to Agent and Revolving Credit Agent as more specifically set forth in Section 1.15 of this Agreement.
                                               ------------

          (c)  Continuous Perfection. Borrower shall not change its name,
               ---------------------
identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Code or any other then applicable provision of the Code unless (except in the case of the merger of Harperprints into Borrower) Borrower shall have given Agent at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

          (d)  Provisions Regarding Accounts.
               -----------------------------

               (i) Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in Borrower's business or extend or modify any Account (other than corrections of errors in the ordinary course of business). If Borrower becomes aware of any matter materially affecting any Account, including information regarding the Account Debtor's creditworthiness, and such Account could have a Material Adverse Effect, Borrower will promptly so advise Agent and Revolving Credit Agent.

               (ii) Borrower shall not release, in whole or in part, the obligations of any Person liable for payment in respect of any Account nor shall Borrower, without Revolving Credit Agent's and Agent's written consent accept any note or other Instrument (except a check or other Instrument for the immediate payment of money) for an amount in excess of $100,000.00, individually or in the aggregate, with respect to any Accounts of one Account Debtor. Any such Instrument shall be considered as evidence of the Account or Accounts and not payment thereof and Borrower will promptly deliver such Instrument to Revolving Credit Agent appropriately endorsed in favor of Agent, for the benefit of Agent and the Lenders. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the maker thereof will remain liable thereon until such Instrument is paid in full.

               (iii) Borrower shall not, without Revolving Credit Agent's prior written consent, compromise, settle or adjust any Account for less than the full amount thereof if the reduction in the amounts payable under any Accounts as a result of any such compromise, settlement or adjustment would exceed $100,000.00 in the aggregate in any Fiscal Year.

          (e)  Provisions Regarding Inventory. Borrower agrees that all
               ------------------------------
Inventory manufactured or processed by Borrower will be manufactured and processed in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Borrower will not, without Revolving Credit Agent's written consent, sell any Inventory on a guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

          (f)  Provisions Regarding Equipment. Borrower represents and warrants
               ------------------------------
to and agrees with Agent that all of the Equipment is and will be used or held for use in Borrower's business. Borrower shall keep and maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof. Borrower shall promptly inform Agent of any material additions to or deletions from the Equipment. Borrower shall not permit any Equipment to become a fixture to real property or an accession to other personal property, unless Agent has a valid, perfected, and first priority Lien in such real or personal property. Borrower will not, without Agent's prior written consent, alter or remove any identifying symbol or number on the Equipment. Except as otherwise permitted pursuant to Section 6.8,
                                                                   -----------
Borrower shall not, without the prior written consent of Agent, sell, lease as a lessor, or otherwise dispose of any of the Equipment.

          (g)  Provisions Regarding Trademark Collateral.
               -----------------------------------------

               (i) Borrower shall notify Revolving Credit Agent and Agent immediately if it knows or has reason to know that any application or registration relating to any Trademark that is material to the conduct of Borrower's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding Borrower's ownership of any Trademark which is material to the conduct of Borrower's business, its right to register the same, or to keep and maintain the same.

               (ii) In no event shall Borrower, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent or Trademark Office or any similar office or agency in any other country or any political subdivision thereof without giving Agent and Revolving Credit Agent prior written notice thereof, and, upon request of Agent or Revolving Credit Agent, Borrower shall execute and deliver any and all agreements, instruments, documents and papers as Agent or Revolving Credit Agent may request to evidence Agent's security interest in such Trademark and the General Intangibles, including the goodwill, of Borrower relating thereto or represented thereby.

               (iii) Borrower shall take all necessary actions to maintain and pursue each application, to obtain the relevant registration, and to maintain the registration of each of the Trademarks which is material to the conduct of Borrower's business, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

               (iv) In the event that any of the Collateral that is composed of Trademarks ("Trademark Collateral") is infringed upon, or misappropriated or
             --------------------
diluted by a third party, Borrower shall notify Agent and Revolving Credit Agent promptly after Borrower learns thereof and shall, unless Borrower shall reasonably determine that such Trademark Collateral is not material to the conduct of Borrower's business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Borrower shall reasonably deem appropriate under the circumstances to protect such Trademark Collateral.

          (h)  Provisions Regarding Patents and Copyrights.
               -------------------------------------------

               (i) Borrower agrees not to divest its rights under a Patent or Copyright, without the prior written approval of Agent and Revolving Credit Agent, and will take all action necessary or advisable to maintain each Patent or Copyright that directly contributes to five percent (5%) of Borrower's revenues.

               (ii) Borrower agrees, promptly upon learning of the same, to furnish Agent and Revolving Credit Agent in writing with all pertinent information available to Borrower with respect to any infringement or other violation of Borrower's rights in any material Patent or Copyright, or with respect to any claim that practice of any material Patent or Copyright violates any property right of that party. Borrower further agrees, absent direction of Agent and Revolving Credit Agent to the contrary, to prosecute any person infringing any significant Patent or Copyright.

     5.16 Agent's and Revolving Credit Agent's Appointment as Attorneys-in-Fact.
          ---------------------------------------------------------------------

          (a) Borrower hereby irrevocably constitutes and appoints Agent and any officer or agent (including, if so authorized by Agent, Revolving Credit Agent) thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Agent the power and right, on behalf of Borrower, without notice to or assent by Borrower, and at any time, to do the following:

               (i) in the name of Borrower, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;

               (ii) continue any insurance existing pursuant to the terms of the Loan Documents, and pay all or any part of the premiums therefor and the costs thereof; and

               (iii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

          (b) Borrower hereby irrevocably constitutes and appoints Agent and any officer or agent thereof (including, if so authorized by Agent, Revolving Credit Agent), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Agent the power and right, on behalf of Borrower, without notice to or assent by Borrower, upon the occurrence and during the continuation of an Event of Default, to do the following:

               (i) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

               (ii) pay or discharge taxes, liens, security interest, or other encumbrances levied or placed on or threatened against the Collateral;

               (iii) effect any repairs or obtain any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and costs thereof;

               (iv) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Agent or as Agent shall direct;

               (v) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other documents constituting or related to the Collateral;

               (vi) settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Agent may deem appropriate;

               (vii) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such monies due under any Collateral whenever payable;

               (viii) commence and prosecute any suits, actions or proceedings of law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

               (ix) defend any suit, action or proceeding brought against Borrower with respect to any Collateral if Borrower does not defend such suit, action or proceeding or if Agent believes that Borrower is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

               (x) license or, to the extent permitted by an applicable license, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark throughout the world for such or terms on such conditions and in such manner as Agent shall, in its sole discretion, determine; and

               (xi) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Borrower's expense, at any time, or from time to time, all acts and things which Agent reasonably deems necessary to perfect, preserve, or realize upon the Collateral and Agent's Lien therein in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

          (c) Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 5.16 is a power coupled with
                                           ------------
an interest and shall be irrevocable until the Termination Date.

          (d) The powers conferred on Agent hereunder are solely to protect the Lenders' security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to Borrower for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (e) Borrower also authorizes Agent, at any time and from time to time, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Borrower in and under the Contracts and other matters relating thereto and (ii) execute, in connection with the sale provided for in Section 8.2 hereof, any endorsements,
                                         -----------
assignments or other instruments of conveyance or transfer with respect to the Collateral.

     5.17 Maintenance Covenant.  Borrower shall duly pay and discharge in
          ---------------------
accordance with Borrower's customary business practices in respect thereto, all current debts, obligations and accounts payable as they become due, except for such debts, obligations and accounts payable the validity of which are being contested in good faith by appropriate proceedings, diligently pursued and available to Borrower, with respect to which adequate reserves have been set aside on its books.

     5.18 Year 2000 Problems.
          ------------------

          On or prior to April 1, 1999, each Loan Party shall implement Year 2000 Corrective Actions. On or before May 31, 1999, each Loan Party shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing. On or before August 31, 1999, each Loan Party shall eliminate all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

     6.   NEGATIVE COVENANTS

     Borrower covenants and agrees (for itself and each Subsidiary) that, without the prior written consent of the Requisite Lenders, from and after the date hereof and until the Termination Date:

     6.1  Mergers, Subsidiaries, Etc. Borrower shall not (and shall not permit
          ---------------------------
any of its Subsidiaries to), directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person, except as part of an Eligible Acquisition, or form or acquire any Subsidiary, other than a Special Purpose Subsidiary. Prior to forming any Subsidiary, Borrower shall (a) provide not less than thirty (30) days prior written notice to Agent, (b) take all actions requested by Agent to protect and preserve the Collateral, and (c) receive the prior written consent of Agent.

     6.2  Investments.  Borrower shall not (and shall not permit any of its
          -----------
Subsidiaries to), directly or indirectly, make or maintain any Investment except
(i) as otherwise permitted by Section 6.3 or 6.4; (ii) Investments outstanding
                              ------------------
on the date hereof and listed on Schedule 6.2; (iii) advances constituting trade
                                 ------------
credit representing the purchase price of Inventory or supplies sold to any Person (other than a Subsidiary or Affiliate of Borrower) in the ordinary course of business and payable on terms not exceeding one hundred twenty (120) days;
(iv) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States government is pledged in support thereof), having maturities of not more than twelve (12) months from the date of acquisition; (v) advances to White Arts, Inc. in an aggregate amount not to exceed $1,700,000, secured by accounts receivable and inventory of White Arts, Inc. pursuant to documents in form and substance satisfactory to Agent and collaterally assigned to Agent, for the benefit of itself and the Lenders; and
(vi) Investments constituting Eligible Acquisitions.

     6.3  Indebtedness.  Borrower shall not (and shall not permit any of its
          ------------
Subsidiaries to) create, incur, assume or permit to exist any Indebtedness, except (i) the Obligations; (ii) Deferred Taxes; (iii) the Subordinated Notes;
(iv) Capital Lease Obligations permitted under clause (iv) of Section 6.7 and
                                               -----------    -----------
Indebtedness secured by purchase money Liens permitted under clause (iv) of
                                                             -----------
Section 6.7 in a maximum aggregate amount outstanding not to exceed $2,500,000;
-----------
(v) the McQuiddy Note; (vi) Indebtedness owing to any of its Affiliates in an aggregate amount not to exceed $500,000; (vii) the Senior Notes; (viii) Indebtedness incurred by a Special Purpose Subsidiary in connection with an asset securitization; (ix) Indebtedness owing under the Bond Assumption Documents; and (x) other Indebtedness set forth on Schedule 6.3.
                                                   ------------

     6.4  Affiliate and Employee Loans and Transactions; Employment Agreements.
          --------------------------------------------------------------------
Except as otherwise expressly permitted hereunder, Borrower shall not (and shall not permit any of its Subsidiaries to) enter into any management agreements, service agreements, lending, borrowing or other commercial transaction with any of its Subsidiaries, Affiliates, officers, directors or employees, including, without limitation, payment of any management, consulting, advisory or similar fee; provided, however, Borrower may
                                                 --------  -------
(i) on the date of any Advance financing an Eligible Acquisition, extend a loan to Holdings to enable Holdings to pay a portion of the amount due to the applicable Sellers, such loan to be evidenced by a promissory note executed by Holdings and payable to Borrower, (ii) extend loans to its officers, directors and employees in a maximum aggregate principal amount outstanding at any time for all officers, directors and employees of $250,000.00, except as stated on
Schedule 6.4, (iii) incur Indebtedness owing to any of its Affiliates as
------------
described in clause (vi) of Section 6.3; (iv) extend loans to Harperprints in a
             -----------    -----------
maximum aggregate amount outstanding not to exceed $150,000, such loans to be evidenced by a promissory note executed by Harperprints and payable to Borrower and (v) transfer assets to a Special Purpose Subsidiary as described in Section
                                                                        -------
6.8. Set forth on Schedule 6.4 is a list of all such management agreements,
---               ------------
service agreements, lending, borrowing or other commercial transactions existing or outstanding as of the Closing Date.

     6.5  Capital Structure and Business. Except as permitted under Section 5.1,
          ------------------------------                            -----------
Borrower shall not (and shall not permit any of its Subsidiaries to) (i) make any changes in its business objectives, purposes, or operations which could in any way adversely affect the repayment of the Obligations or have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 3.9 and Schedule 6.3 (including, without limitation, the
             ------------     ------------
issuance or recapitalization of any shares of Stock or other securities convertible into Stock or any revision of the terms of its outstanding Stock),
(iii) amend its articles or certificate of incorporation, charter, by-laws or other organizational documents, or (iv) engage in any business other than the business currently engaged in by such Person.

     6.6  Guaranteed Indebtedness. Borrower shall not (and shall not permit any
          -----------------------
of its Subsidiaries to) incur any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of such Person or (ii) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement for Borrower to incur (and such Guaranteed Indebtedness shall be treated as a primary obligation for all purposes hereof).

     6.7  Liens. Borrower shall not (and shall not permit any of its
          -----
Subsidiaries to) create or permit to exist any Lien on any of its properties or assets except for (i) presently existing or hereafter created Liens in favor of Agent, for the benefit of itself and the Lenders, to secure the Obligations;
(ii) Liens set forth on Schedule 6.7 existing on the Closing Date; (iii)
                        ------------
Permitted Encumbrances; (iv) purchase money liens or purchase money security interests upon or in Equipment acquired by Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Equipment or to secure Indebtedness or Capital Lease Obligations permitted under
Section 6.3 incurred solely for the purpose of financing the acquisition of such
-----------
Equipment, so long as such Equipment is not a component, part or accessory installed on, or an accession, addition or attachment to, any other Equipment or other property of Borrower or any Subsidiary thereof (except other Equipment on which a security interest exists under this clause); (v) extensions, renewals and replacements of Liens referred to in clauses (ii) and (iv) above, provided
                                         ------------     ----
that any such extension, renewal or replacement Lien is limited to the property or assets covered by the Lien extended, renewed or replaced and does not secure

Indebtedness in an amount greater than the amount of the outstanding Indebtedness secured thereby immediately prior to such extension, renewal or replacement; provided that Borrower shall not create or permit any Lien to exist
             --------
on any of the Stock of Borrower's Subsidiaries or any of Borrower's Accounts (other than Liens described in clause (i) above); (vi) Liens on the capital
                               ----------
stock and/or assets of a Special Purpose Subsidiary in connection with an asset securitization; and (vii) presently existing Liens in favor of Deutsche, with Deutsche hereby agreeing to assign such Liens to Agent, for the benefit of Agent and the Lenders, to secure the Obligations.

     6.8   Sale of Assets.  Borrower shall not (and shall not permit any of its
           --------------
Subsidiaries to) sell, transfer, convey, assign or otherwise dispose of any of its assets or properties, including, without limitation, any Collateral; provided, however, that the foregoing shall not prohibit (i) the sale of
--------  -------
Inventory in the ordinary course of business; (ii) the sale or disposition of any assets which have become obsolete or surplus to the business of Borrower or any of its Subsidiaries which either (x) give rise to Net Proceeds which do not exceed $500,000 per year, in the aggregate, or (y) have a depreciated value according to Agent's internal analysis which does not exceed $500,000 in the aggregate; (iii) the sale or disposition of assets which either (x) give rise to Net Proceeds which do not exceed $500,000 per year, in the aggregate, or (y) have a depreciated value according to Agent's internal analysis which does not exceed $500,000 per year, in the aggregate, (iv) the sale by Borrower of assets to a Special Purpose Subsidiary for consideration greater than or equal to the fair market value of such assets in connection with an asset securitization, or
(v) the transfer by a Special Purpose Subsidiary of assets acquired from Borrower in connection with an asset securitization.

     6.9   Material Contracts. Borrower shall not (and shall not permit any of
           ------------------
its Subsidiaries to) cancel or terminate any Material Contract or any other contract pursuant to which it has acquired a division or amend or otherwise modify any Material Contract or such other contract, or waive or fail to enforce any provision of or breach any Material Contract or such other contract, or take or fail to take any other action in connection with any Material Contract or such other contract that would have a Material Adverse Effect.

     6.10  ERISA. Neither Borrower nor any ERISA Affiliate shall acquire any new
           -----
ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency," as defined in Section 302 of ERISA, or any "unfunded vested benefits," as defined in Section 4006(a)(3)(E)(iii) of ERISA in the case of any Pension Plan other than a Multiemployer Plan and in Section 4211 of ERISA in the case of a Multiemployer Plan. Additionally, neither Borrower nor any ERISA Affiliate shall permit or suffer any condition set forth on Schedule 3.13 to cease to be met and satisfied
                                  -------------
at any time; terminate any Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to Borrower; (b) permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent; make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan; at any time fail to provide the Agent with copies of any Plan documents or governmental reports or filings, if reasonably requested by Agent.

     6.11  Financial Covenants. Borrower shall not breach or fail to comply with
           -------------------
any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied (and based upon the financial statements delivered hereunder):

           (a)  Capital Expenditures. Holdings shall not make aggregate non-
                --------------------
financed Capital Expenditures (excluding any Capital Expenditures made by Borrower pursuant to Section 5.14 to replace, repair or restore any Property
                     ------------
subject to any loss or taking described therein) in any Fiscal Year in excess of $5,000,000, determined on a consolidated basis in accordance with GAAP, provided, however that any portion of such amount not utilized for Capital
--------  -------
Expenditures during a Fiscal Year may be carried over for one (1) year only to the next Fiscal Year, provided that any amount so carried over shall be deemed
                      --------
to have been utilized only after all otherwise permitted amounts for that Fiscal Year have been utilized.

           (b)  Fixed Charge Coverage Ratio. Borrower shall not permit the Fixed
                ---------------------------
Charge Coverage Ratio of Holdings, determined on a consolidated basis in accordance with GAAP, at the end of each Fiscal Quarter to be less than 1.2:1.0. The parties hereto agree that the preceding Fixed Charge Coverage Ratio will not be accurate in the event of an asset securitization involving a Special Purpose Subsidiary. Therefore, in the event of the occurrence of such an asset securitization, the parties hereto agree that the Fixed Charge Coverage Ratio will need to be revised in a manner mutually agreed upon by Requisite Lenders, such a revision to be a condition precedent to Borrower being able to effectuate such an asset securitization.

           (c)  Senior Leverage Ratio. Borrower shall not permit the Senior
                ---------------------
Leverage Ratio at the end of each Fiscal Quarter set forth below to be more than the corresponding ratio set forth below:

                Fiscal Quarter Ending                    Ratio
                ---------------------                    -----
                       31-Mar-99                       5.00:1.0
                       30-June-99                      5.00:1.0
                       30-Sep-99                       5.00:1.0
                       31-Dec-99                       5.00:1.0
                       31-Mar-00                       4.75:1.0
                       30-June-00                      4.75:1.0
                       30-Sep-00                       4.75:1.0
                       31-Dec-00                       4.75:1.0
                       31-Mar-01                       4.50:1.0
                       30-June-01                      4.50:1.0
                       30-Sep-01                       4.50:1.0
                       31-Dec-01                       4.50:1.0
                       31-Mar-02                       4.25:1.0
                       30-June-02                      4.25:1.0
                       30-Sep-02                       4.25:1.0
                       31-Dec-02                       4.25:1.0

                Fiscal Quarter Ending                    Ratio
                ---------------------                    -----
                       31-Mar-03                       4.00:1.0

The parties hereto agree that the preceding Senior Leverage Ratio will not be accurate in the event of an asset securitization involving a Special Purpose Subsidiary. Therefore, in the event of the occurrence of such an asset securitization, the parties hereto agree that the Senior Leverage Ratio will need to be revised in a manner mutually agreed upon by Requisite Lenders, such a revision to be a condition precedent to Borrower being able to effectuate such an asset securitization.

     6.12  Hazardous Materials.  Except as set forth in Schedule 3.18, Borrower
           -------------------                          -------------
shall not and shall not permit any of its Subsidiaries or any other Person within the control of Borrower to (a) cause or permit a Release of Hazardous Material on, under in or about any Subject Property; (b) use, store, generate, treat or dispose of Hazardous Materials, except in compliance with Environmental Laws; or (c) transport any Hazardous Materials to or from any Subject Property, except in compliance with Environmental Laws.

     6.13  Sale-Leasebacks.  Borrower shall not (and shall not permit any of its
           ---------------
Subsidiaries to) engage in any sale-leaseback or similar transaction involving any of its property or assets.

     6.14  Cancellation of Indebtedness. Borrower shall not (and shall not
           ----------------------------
permit any of its Subsidiaries to) cancel any claim or Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business, or voluntarily prepay any Indebtedness (other than the Obligations).

     6.15  Restricted Payments. Borrower shall not make any Restricted Payment
           -------------------
to any Person and Borrower shall not permit any Subsidiary to make any Restricted Payment other than to Borrower, provided, however, that Borrower may
                                           --------  -------
pay dividends or payment of fees to Holdings made solely to enable Holdings to pay (i) officers' salaries pursuant to applicable Employment Agreements and operating expenses (including without limitation rental payments on leased real property), (ii) interest on the Subordinated Indebtedness payable to the Sellers (other than the McQuiddy Sellers) in accordance with the terms of the Subordination Agreements, or (iii) principal and interest on the McQuiddy Note when due pursuant to the terms thereof.

     6.16  Real Property Leases. Borrower shall not (and shall not permit any of
           --------------------
its Subsidiaries to) enter into or renew (by amendment, modification or otherwise) any Lease, except that Borrower (i) may renew existing Leases upon substantially the same terms as are in effect on the Closing Date, and (ii) may assume Leases pursuant to Eligible Acquisitions.

     6.17  Bank Accounts.  Borrower shall not (and shall not permit any of its
           -------------
Subsidiaries to) maintain any deposit, operating or other bank accounts except for those accounts identified on Schedule 3.20.
                                 -------------

     6.18  Subordinated Notes. Neither Borrower nor any of its Subsidiaries
           ------------------
shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any payment (scheduled, voluntary or other) of principal of or interest on, or any other amount owing in respect of, any Subordinated Notes, except that, so long as no Default shall have occurred and be continuing (or would occur as a result of any such payment), Borrower may, on regularly scheduled interest payment dates (which shall be no more frequent than quarterly, unless Agent otherwise consents), make payments of interest on the Subordinated Notes at the interest rate listed on each Subordinated Note respectively, subject to satisfaction of the following conditions: (i) no Default shall have occurred and be continuing (or would occur as a result of such payment) on the date of such payment; (ii) Borrower shall have provided Agent evidence reasonably satisfactory in the judgment of Agent that the condition set forth in the foregoing clause (i) will be satisfied on and as of the date of such payment; and (iii) upon Agent's request, Borrower shall have given Agent at least five (5) Business Days prior written notice of its intention to make any such payment. Borrower will not consent to any amendment, modification, supplement or waiver of any of the provisions of the Subordinated Notes or the McQuiddy Note.

     6.19  No Speculative Transactions. Borrower shall not (and shall not permit
           ---------------------------
any of its Subsidiaries to) engage in any speculative transaction or any transaction involving commodity options or futures contracts (other than in the ordinary course of business consistent with past practice).

     6.20  Margin Regulations. Borrower shall not use the proceeds of any Loan
           ------------------
to purchase or carry any Margin Stock or any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     6.21  Limitation on Negative Pledge Clauses.  Borrower shall not (and shall
           -------------------------------------
not permit any of its Subsidiaries to), directly or indirectly, enter into any agreement with any Person, other than Agent and the Lenders pursuant to a Loan Document, or the trustee for the holders of the Senior Notes pursuant to the Indenture under which such notes were issued, which prohibits or limits the ability of Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

     6.22  Accounting Changes. Borrower shall not (and shall not permit any of
           ------------------
its Subsidiaries to) make, any significant change in accounting treatment and reporting practices except for changes concurred in by Borrower's independent public accountants and approved by Agent.

     6.23  Senior Notes.  Borrower shall not consent, agree to or permit any
           ------------
amendment or other modification of any of the provisions of the Senior Notes or the Indenture pursuant to which they were issued.

     7.   TERM

     7.1  Duration.  The financing arrangement contemplated hereby shall be in
          --------
effect until the respective Term Loan Commitment Termination Date or Revolving Loan Termination Date, as applicable. On the Revolving Loan Commitment Termination Date, the Revolving Loan Commitment shall terminate and the Revolving Loans, the Revolving Loan Letter of Credit Obligations and all other amounts owing to the Revolving Lenders hereunder shall immediately become due and payable in full, in cash. On the Term Loan Commitment Termination Date applicable to Term Loan A Advances, the Term Loan A Commitment shall terminate and any amounts outstanding under Note A shall immediately become due and payable in full, in cash. On the Term Loan Commitment Termination Date applicable to Term Loan B Advances, the Term Loan B Commitment shall terminate and any amounts outstanding under Note B shall immediately become due and payable in full, in cash. On the Termination Date, all other Obligations shall immediately become due and payable in full, in cash.

     7.2  Survival of Obligations. No termination or cancellation (regardless of
          -----------------------
cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities, and liabilities of any Loan Party, or the rights of Agent, Revolving Credit Agent and Lenders relating to any Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Termination Date. All undertakings, agreements, covenants, warranties and representations of or binding upon any Loan Party, and all rights of Agent, Revolving Credit Agent and each Lender, all as contained in the Loan Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.

     8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     8.1  Events of Default.  The occurrence of any one or more of the following
          -----------------
events (regardless of the reason therefor) shall constitute an "Event of
                                                                --------
Default" hereunder:
-------

          (a) Borrower shall fail to make any payment in respect of any Obligations hereunder or under any of the other Loan Documents when due and payable or declared due and payable, including, without limitation, any payment of principal of, or interest on, the Term Loans or Revolving Credit Advances, and the same shall remain unpaid for a period ending three (3) days after the date such payment was due and payable or declared due and payable.

          (b) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Section 1.9, Section 5.9, Section 5.5, Section 5.1 or Section
                  -----------  -----------  -----------  -----------    -------
6 or any of the provisions set forth on Annex C or Annex H.
-                                       -------    -------

          (c) Any Loan Party shall fail or neglect to perform, keep or observe any term or provision of this Agreement (other than any such term or provision referred to in paragraph
               ---------

(a) or (b) above) or of any of the other Loan Documents, and the same shall
---    ---
remain unremedied for a period ending on the first to occur of ten (10) days after Borrower shall receive written notice of any such failure from Agent or thirty (30) days after any Loan Party shall become aware thereof.

          (d) A default shall occur under any other agreement, document or instrument to which any Loan Party is a party or by which any such Person or its property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise, and after giving effect to any applicable grace or cure period) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of such Person in an aggregate amount exceeding $250,000.00 or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding $250,000.00, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

          (e) Any information contained in any Borrowing Base Certificate or any Certificate delivered pursuant to Section 2.2(d) is untrue or incorrect in
                                      --------------
any material respect, or any representation or warranty herein or in any Loan Document or in any written statement pursuant thereto or hereto, any report, financial statement or certificate made or delivered to Agent or any Lender by any Loan Party shall be untrue or incorrect in any material respect as of the date when made or deemed made (including those made or deemed made pursuant to
Section 2.2 and Section 4).
-----------     ---------

          (f) Any of the assets of any Loan Party shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Loan Party and shall remain unstayed or undismissed for sixty
(60) consecutive days; or any Person other than a Loan Party shall apply for the appointment of a receiver, trustee or custodian for any Loan Party's assets and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Loan Party shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

          (g) A case or proceeding shall have been commenced against any Loan Party in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Loan Party or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of any Loan Party and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

          (h) Any Loan Party shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Loan Party or of any substantial part of any Loan Party's properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action.

          (i) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $500,000.00 in the aggregate shall be rendered against any Loan Party, unless the same shall be (i) fully covered by insurance in accordance with Section 5.5, or (ii) vacated,
                                              -----------
stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment.

          (j) There shall occur any Material Adverse Effect since the Closing Date which shall not have been cured (or waived by the Lender) within ten days of notice thereof from Agent to Borrower.

          (k) Any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms; or any Lien created under any Collateral Document shall cease to be a valid and perfected Lien having the first priority in any of the Collateral purported to be covered thereby, except for Permitted Encumbrances.

          (l) John P. Miller ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of Borrower.

          (m)  Any of the Persons identified on Schedule 8.1(m) (as such
                                                ---------------
Schedule may be supplemented from time to time in connection with Eligible Acquisitions or otherwise) ceases for any reason whatsoever (other than as a result of his or her death) to be actively engaged in the management of the division of the Borrower corresponding to such Person on said Schedule and is not replaced by an individual acceptable to Agent within a reasonable period of time.

          (n) Holdings ceases for any reason whatsoever to employ individuals acceptable to Agent in each of the following positions and any such position is not filled by an individual satisfactory to Agent within sixty (60) days thereafter: Chief Financial Officer, Senior Vice President-Marketing, Chief Operating Officer, Chief Information Officer and Chief Accounting Officer.

          (o)  There shall occur a Change of Control.

          (p) There shall occur any "Event of Default" under and as defined in the Subordinated Notes or any "Event of Default" under and as defined in the Senior Notes or the Indenture pursuant to which they were issued.

          (q)  An event or condition specified in Section 6.10 hereof shall
                                                  ------------
occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower, any Subsidiary thereof or any ERISA

Affiliate shall incur or in the opinion of the Agent shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) in excess of $100,000.00 in the aggregate.

          (r) The occurrence of a default under the provisions of any of the other Loan Documents and expiration of any cure or grace period applicable thereto.

          (s) The liquidation, termination or dissolution of the Borrower or Holdings without the prior written consent of the Lender.

          (t) The repudiation of any guaranty of the Obligations by any Guarantor.

          (u) Harperprints shall not have merged with and into Borrower on terms and pursuant to documents in form and substance satisfactory to Agent on or before July 1, 1999.

          (v) Holdings shall cancel, terminate, amend or modify any agreement or contract to which it is a party, pursuant to which a division of Borrower is acquired, or waive or fail to enforce any provision of or breach any such agreement or contract, or take or fail to take any other action in connection with any such agreement or contract that would have a Material Adverse Effect.

     8.2  Remedies.
          --------

          (a) (i) If any Event of Default shall have occurred and be continuing, or if a Default shall have occurred and be continuing and Requisite Lenders (which in all events for this purpose must include Deutsche) shall have determined that no Revolving Credit Advances shall be made and that no Revolving Loan Letter of Credit Obligations shall be incurred so long as that specific Default or Event of Default is continuing, Revolving Credit Agent shall, without notice, suspend the Revolving Loan facility with respect to further Revolving Credit Advances and/or the incurrence of further Revolving Loan Letter of Credit Obligations whereupon any further Revolving Credit Advances and Revolving Loan Letter of Credit Obligations shall be made or extended in the sole discretion of the Requisite Lenders (which in all events for this purpose must include Deutsche), so long as such Default or Event of Default is continuing.

               (ii) If any Event of Default shall have occurred and be continuing or if a Default shall have occurred and be continuing and Requisite Lenders shall have determined that no Term Loan Advances shall be made and that no Term Loan Letter of Credit Obligations shall be incurred so long as that specific Default is continuing, Agent shall, without notice, suspend the Term Loan facility with respect to further Term Loan Advances and/or the incurrence of further Term Loan Letter of Credit Obligations whereupon any further Term Loan Advances and Term Loan Letter of Credit Obligations shall be made or extended in the sole discretion of the Requisite Lenders, so long as such Default or Event of Default is continuing.

          (b) If any Event of Default shall have occurred and be continuing, Agent may (and at the request of Requisite Lenders shall) without notice except as expressly provided herein, increase the rate of interest applicable to the Loans and the other Obligations, effective as of the date of the occurrence of the Default giving rise to such Event of Default, to the Default Rate as provided in Section
                                                                  -------
1.6(e). If any Event of Default shall have occurred and be continuing Agent may
------
(and at the request of Requisite Lenders shall), without notice, take any one or more of the following actions: (a) terminate the Revolving Credit Commitment and the Term Loan Commitments whereupon Lenders' obligation to make further Advances shall terminate; or (b) declare all or any portion of the Obligations to be forthwith due and payable whereupon such Obligations shall become and be due and payable; or (c) exercise any rights and remedies provided to Agent under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that upon the occurrence of an Event of Default
          --------  -------
specified in Section 8.1 (f), (g) or (h), the rate of interest applicable to all
             ---------------------------
Obligations shall be increased automatically to the Default Rate as provided in
Section 1.6(e), and the Revolving Credit Commitment and the Term Loan
--------------
Commitments shall immediately terminate and the Obligations shall become immediately due and payable, in each case, without declaration, notice or demand by any Person.

          Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Borrower where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Borrower notice and opportunity for a hearing on Agent's or Lenders' claim or action, and without paying rent to Borrower, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit and the benefit of Lenders the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Agent shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without charge for such sales for such time or times as Agent deems necessary or advisable.

          Borrower further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places which Agent shall reasonably select, whether at Borrower's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of the Collateral, Agent shall have the right to use or operate the Collateral on behalf of Lenders, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to the Collateral while the Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of Agent's remedies with respect to such appointment without prior notice or hearing. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in paragraph (d) below, Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the Code (but only after Agent has received what Agent considers reasonable proof of a subordinate party's security interest), need Agent account for the surplus, if any, to Borrower. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Agent arising out of the repossession, retention or sale of the Collateral except such which may arise out of the gross negligence or willful misconduct of such party. Borrower agrees that five (5) days' prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent, for itself and Lenders is entitled, Borrower also being liable for any attorneys' fees incurred by Agent to collect such deficiency.

          (c) Borrower agrees to pay any and all costs of Agent, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

          (d) Except as otherwise specifically provided herein, Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

          (e) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Agent upon receipt, in the following order of priorities:

          First, to Revolving Credit Agent to pay principal and accrued interest
          -----
on any portion of the Revolving Loans which Revolving Credit Agent may have advanced on behalf of any Revolving Lender other than Deutsche and for which Revolving Credit Agent has not been reimbursed by such Lender or Borrower; provided, however, that the amounts received by Revolving Credit Agent pursuant
--------  -------
to this clause shall in no event exceed twenty-five percent (25%) of the unpaid principal and accrued interest on the outstanding Revolving Loans;

          Second, to Agent and Revolving Credit Agent to pay the amount of
          ------
reasonable expenses of Agent and Revolving Credit Agent in connection with any sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Agent or Revolving Credit Agent in connection therewith, including reasonable attorneys' fees;

          Third, to Agent and Revolving Credit Agent to pay any fees due and
          -----
payable to Agent and Revolving Credit Agent;

            Fourth, on a ratable basis, to (i) Lenders in payment of the unpaid
            ------
principal and accrued interest in respect of the Loans (including without limitation to Deutsche in respect of Settlement Loans, to be shared with Lenders that have acquired a participating interest in such Settlement Loans) and any other Obligations then outstanding to be shared among Lenders on a ratable basis, or on such other basis as may be agreed upon in writing by Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of Borrower), (ii) Agent in payment of principal and accrued interest on any portion of Loans which Agent may have advanced on behalf of any Term Lender and for which Agent has not been reimbursed by such Lender, and (iii) Revolving Credit Agent in payment of principal and accrued interest on any portion of Loans which Revolving Credit Agent may have advanced on behalf of any Revolving Lender and for which Revolving Credit Agent has not been reimbursed by such Lender (except to the extent paid pursuant to clause First of this Section
                                                   ------------         -------
8.2(e)); and
-------

            Finally, to the Borrower, or its successors and assigns, or as a
            -------
court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

            The allocations set forth in this Section 8.2(e) are solely to
                                              --------------
determine the rights and priorities of Agent, Revolving Credit Agent and Lenders as among themselves and may be changed by Agent, Revolving Credit Agent and Lenders without notice to or the consent or approval of Borrower or any other Person.

     8.3    Grant of License to Use Patent and Trademark Collateral. For the
            -------------------------------------------------------
purpose of enabling Agent to exercise rights and remedies under Section 8.2
                                                                -----------
hereof (including, without limiting the terms of Section 8.2 hereof, in order to
                                                 -----------
take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, Borrower hereby grants to Agent, for the benefit of itself and Lenders, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Patent, Trademark, Copyrights or trade secret now owned or hereafter acquired by Borrower, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

       8.4  Waivers by Borrower. Except as otherwise provided for in this
            -------------------
Agreement and applicable law to the full extent permitted by applicable law, Borrower waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent, Revolving Credit Agent or Lenders on which Borrower may in any way be liable, and Borrower hereby ratifies and confirms whatever Agent, Revolving Credit Agent or Lenders may do in this regard, (ii) all rights to notice and a hearing prior to Agent's taking possession or control of, or to Agent's replevin, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of its remedies, and (iii) the benefit of any right of redemption and all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions contemplated by this Agreement and the other Loan Documents.

     8.5  Revolving Credit Agent as Sub-Agent in Connection with Current
          --------------------------------------------------------------
Collateral.  Notwithstanding anything herein to the contrary, the Lenders hereby
----------
agree that decisions in relation to the commencement of any rights and remedies of Lenders against the Current Collateral (which rights and remedies shall include, without limitation, initiating foreclosure action against any Current Collateral, notifying Account Debtors of Agent's security interest in the Accounts and directing such Account Debtors to make payment directly to Agent or Revolving Credit Agent, enforcement of any security interest of Agent in the Current Collateral, commencing any type of judicial or quasi-judicial action against the Current Collateral, commencing any self-help remedies against the Current Collateral, and commencement of any other rights or remedies available under the Code, under the Loan Documents, or otherwise available under Applicable Laws) shall be made by the Requisite Lenders; provided, however, that
                                                         --------  -------
once such decision is made, it is the intent of the Lenders that Revolving Credit Agent shall be responsible for the undertaking and completion of the procedures reasonably required to actually implement such decision.
Accordingly, upon the receipt of a written request from Revolving Credit Agent, Agent shall appoint Revolving Credit Agent as Agent's agent for the limited purposes necessary in order for Revolving Credit Agent to so undertake and complete such procedures to the extent such rights and remedies are otherwise granted to Agent in this Agreement with respect to the Current Collateral, and shall for such limited purposes authorize Revolving Credit Agent as Borrower's attorney-in-fact pursuant to Section 5.16 with respect to such rights and
                             ------------
remedies as to the Current Collateral.

     9.   SUCCESSORS AND ASSIGNS

     9.1  Successors and Assigns.  This Agreement and the other Loan Documents
          ----------------------
shall be binding on and shall inure to the benefit of Borrower, Agent, Revolving Credit Agent, Lenders and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Loan Documents without the prior express written consent of Agent, Revolving Credit Agent and Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without such prior express written consent shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, Agent, Revolving Credit Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

  10.     ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

  10.1    Assignment and Participations.
          -----------------------------

          (a) The Loan Parties signatory hereto consent to any Lender's assignment of, and/or sale of participations in, at any time or times, the Loan Documents, Loans and any Commitment or of any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Any assignment by a Lender shall (i) require the consent of Agent and, in the case of an assignment of Revolving Loans or Revolving Credit Commitments, the Revolving Credit Agent (neither of which consents shall be unreasonably withheld or delayed) and the execution of an assignment agreement (an "Assignment Agreement") substantially
                                          --------------------
in the form attached hereto as Exhibit D and otherwise in form and substance
                               ---------
satisfactory to, and acknowledged by, Agent and, in the case of an assignment of Revolving Loans or Revolving Credit Commitments, the Revolving Credit Agent;
(ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that (x) it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof, and (y) that it, or its parent, has assets in excess of $100,000,000; (iii) if a partial assignment to a Person other than a Lender, be in an amount at least equal to $5,000,000 and, after giving effect to any such partial assignment, the assigning Lender shall have retained Commitments in an amount at least equal to $5,000,000; and (iv) include a payment to Agent of an assignment fee of $3,500. In the case of an assignment by a Lender under this
Section 10.1, the assignee shall have, to the extent of such assignment, the
------------
same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's obligation to make Advances hereunder shall be several and not joint and shall be limited to such Lender's Commitments. In the event any Agent or Lender assigns or otherwise transfers all or any part of the Obligations, Agent or any such Lender shall so notify Borrower and Borrower shall, upon the request of Agent or such Lender, execute and deliver to Agent or such Lender as applicable, new Notes A, Notes B or Revolving Notes, in exchange for such documents evidencing the Obligations being assigned or transferred. Notwithstanding the foregoing provisions of this Section 10.1(a), any Lender may at any time pledge
                             ---------------
the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank, and any Lender that is an investment fund may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor; provided, however, that no such pledge
                                        --------  -------
to a Federal Reserve Bank shall release such Lender from such Lender's obligations hereunder or under any other Loan Document. Notwithstanding anything herein to the contrary, each Lender now or hereafter a signatory to this Agreement hereby grants to GE Capital a right of first refusal with respect to such Lender's right, title and interest in the Loan Documents, the Loans and any Commitment and hereby agrees that no assignment of all or any portion of such Lender's right, title and interest in the Loan Documents, the Loans and any Commitment shall be valid unless such Lender complies with this right of first refusal. Therefore, each Lender hereby agrees to give GE Capital prior written notice of such Lender's intent to assign all or a portion of such Lender's right, title and interest in the Loan Documents, the Loans and any Commitment (which notice shall include the proposed assignee, the purchase price, and the portion of such Lender's interest to be assigned), whereupon for the ten Business Day period beginning the day after receipt of such notice, GE Capital shall have the right to purchase such described interest of such Lender upon the same terms as those described in such notice. If GE Capital purchases such an interest, such interest shall be assigned to GE Capital pursuant to and on the terms set forth in the Assignment Agreement and the preceding provisions of this Section 10.1(a) shall be
                                               ---------------
applicable other than that no assignment fee shall be required to be paid to Agent. If GE Capital does not purchase such an interest within such ten Business Day period, such Lender shall be entitled to so assign such an interest in the manner and pursuant to the provisions specified in such notice, provided that such assignment otherwise complies with the provisions of this Agreement.

          (b) Any participation by a Lender of all or any part of its Commitments shall be made with the understanding that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of Sections 1.14,
                                                               -------------
1.15, 1.16 and 10.7, Borrower acknowledges and agrees that a participation shall
----  ----     ----
give rise to a direct obligation of Borrower to the participant and the participant shall be considered to be a "Lender". Except as set forth in the preceding sentence neither Borrower nor any Loan Party shall have any obligation or duty to any participant. Neither Agent, Revolving Credit Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

          (c)  Except as expressly provided in this Section 10.1, no Lender
                                                    ------------
shall, as between Borrower and that Lender, or Agent or Revolving Credit Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

          (d) Each Loan Party executing this Agreement shall assist any Lender permitted to sell assignments or participations under this Section 10.1 as
                                                           ------------
reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested (provided, however, that no such document, agreement, note or instrument shall
 --------  -------
modify the economic terms of the Loans to the detriment of Borrower or increase any Loan Party's obligations under any Loan Document) and, if requested by Agent, the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each Loan Party executing this Agreement shall certify the correctness, completeness and accuracy of all descriptions of the Loan Parties and their affairs contained in any selling materials provided by them and all other information provided by them and included in such materials, except that any Projections delivered by Borrower shall only be certified by Borrower as having been prepared by Borrower in compliance with the representations contained in Section 3.4.
                             -----------

          (e) A Lender may furnish any information concerning Loan Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

          (f) So long as no Event of Default shall have occurred and be continuing, no Lender shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section 1.17(a),
                                                          ---------------
increased costs under Section 1.17(b), an inability to fund LIBOR Loans under
                      ---------------
Section 1.17(c), or withholding taxes in accordance with Section 1.16(a).
---------------                                          --------------

     10.2.  Appointment of Agent and Revolving Credit Agent.  GE Capital and
            -----------------------------------------------
Deutsche are hereby appointed to act on behalf of all Lenders as Agent and Revolving Credit Agent, respectively, under this Agreement and the other Loan Documents. The provisions of this Section 10.2 are solely for the benefit of
                                   ------------
Agent, Revolving Credit Agent and Lenders and no Loan Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, each of Agent and Revolving Credit Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Loan Party or any other Person. Neither Agent nor Revolving Credit Agent shall have any duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent and Revolving Credit Agent shall be mechanical and administrative in nature. Neither Agent nor Revolving Credit Agent shall have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Neither Agent nor Revolving Credit Agent nor any of their respective Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages caused by its or their own gross negligence or willful misconduct.

          If Agent or Revolving Credit Agent shall request instructions from Requisite Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent or Revolving Credit Agent, as the case may be, shall be entitled to refrain from such act or taking such action unless and until Agent or Revolving Credit Agent, as the case may be, shall have received instructions from Requisite Lenders or all affected Lenders, as the case may be, and Agent or Revolving Credit Agent, as the case may be, shall not incur liability to any Person by reason of so refraining. Agent or Revolving Credit Agent, as the case may be, shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, or Revolving Credit Agent, as the case may be, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of Agent, or Revolving Credit Agent, as the case may be, expose it to Environmental Liabilities and Costs or (c) if Agent or Revolving Credit Agent, as the case may be, shall not first be indemnified to its reasonable satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent or Revolving Credit Agent, as the case may be, as a result of Agent or Revolving Credit Agent, as the case may be, acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders or all affected Lenders, as applicable.

           Agent, at its sole discretion, may delegate any of its rights or responsibilities hereunder to Revolving Credit Agent, and, upon receiving notice of any such delegation, Borrower hereby agrees that it shall comply with any instructions of and otherwise cooperate with Revolving Credit Agent, while acting within the terms of such delegation, as if it were Agent.

     10.3  Agent's and Revolving Credit Agent's Reliance, Etc. Neither Agent nor
           --------------------------------------------------
Revolving Credit Agent any of their respective Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Agent and/or Revolving Credit Agent, as applicable:
(a) may treat the payee of any Note as the holder thereof until it receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to it; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Loan Party or to inspect the Collateral (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     10.4  GE Capital, Deutsche and Affiliates. With respect to their respective
           -----------------------------------
Commitments hereunder, each of GE Capital and Deutsche shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent or Revolving Credit Agent, respectively; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include GE Capital and Deutsche in their individual capacities. GE Capital and Deutsche and their Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Loan Party, any of their Affiliates and any Person who may do business with or own securities of any Loan Party or any such Affiliate, all as if GE Capital were not Agent, or Deutsche were not Revolving Credit Agent, and without any duty to account therefor to Lenders. GE Capital and its Affiliates may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. GE Capital has also purchased certain equity interests in Holdings and received a warrant from Holdings, which is a corporation which currently owns one hundred percent (100%) of the outstanding Stock of Borrower. Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender holding disproportionate interests in the Loans, GE Capital as a stockholder, and/or warrant holder of Holdings, and GE Capital as Agent.

     10.5  Indemnification. Lenders agree to indemnify each of Agent and
           ---------------
Revolving Credit Agent (to the extent not reimbursed by Loan Parties and without limiting the obligations of Borrower hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent or Revolving Credit Agent, as the case may be, in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent or Revolving Credit Agent, as the case may be, in connection therewith; provided, however, that no
                                                    --------  -------
Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's or Revolving Credit Agent's, as the case may be, gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent and Revolving Credit Agent promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including counsel fees) incurred by Agent or Revolving Credit Agent's, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent or Revolving Credit Agent's, as the case may be, is not reimbursed for such expenses by Loan Parties.

     10.6  Successor Agent. Agent or Revolving Credit Agent may resign at any
           ---------------
time by giving not less than thirty (30) days' prior written notice thereof to Lenders and Borrower (and in the case of a resignation by Revolving Credit Agent, Agent.) Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent, and Agent shall have the right to appoint a successor Revolving Credit Agent, as the case may be. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, by the 30th day after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder, until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent or Revolving Credit Agent appointed hereunder shall be subject to the approval of Borrower, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be
                                  --------
required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Agent or Revolving Credit Agent hereunder by a successor Agent or Revolving Credit Agent, as the case may be, such successor Agent or Revolving Credit Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent or Revolving Credit Agent, as the case may be. Upon the earlier of the acceptance of any appointment as Agent or Revolving Credit Agent hereunder by a successor Agent or Revolving Credit Agent, as the case may be, or the effective date of the resigning Agent's or Revolving Credit Agent's resignation, the resigning Agent or Revolving Credit Agent, as the case may be, shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent or Revolving Credit Agent shall continue. After any resigning Agent's or Revolving Credit Agent's resignation hereunder, the provisions of this Section 10 shall inure to its benefit as to any actions taken
                   ----------
or omitted to be taken by it while it was Agent or Revolving Credit Agent, as the case may be, under this Agreement and the other Loan Documents.

     10.7  Setoff and Sharing of Payments.  In addition to any rights now or
           ------------------------------
hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized at any time or from time to time, without notice to any Loan Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any Guarantor (regardless of whether such balances are then due to Borrower or such Guarantor) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of Borrower or any Guarantor against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Note exercising a right to set off or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower and each Loan Party that is a Guarantor agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and
(b) any Lender or holders so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

          10.8  Fundings; Payments; Non-Funding Lenders; Information; Actions in
                ----------------------------------------------------------------
Concert.
-------

                (a)  Revolving Credit Fundings; Payments. (i) Subject to its
                     -----------------------------------
receipt of notice from Revolving Credit Agent of a Notice of Borrowing as provided in Section 1.1 (except in the case of a deemed request by Borrower for
            -----------
a Revolving Credit Advance as provided in Section 1.1(b)(ii) hereof, in which
                                          ------------------
event no Notice of Borrowing need be submitted), each Revolving Lender shall timely honor its Revolving Loan Commitment by funding its Pro Rata Share of each Revolving Credit Advance that is properly requested by Borrower and that Borrower is entitled to receive under this Agreement. Revolving Credit Agent shall notify Revolving Lenders of each Notice of Borrowing by 12:00 noon (New York time) on the proposed funding date (in the case of Base Rate Loans) or by 3:00 p.m. (New York time) at least 2 Business Days before the proposed funding date (in the case of LIBOR Loans). Each Revolving Lender shall deposit with Revolving Credit Agent an amount equal to its Pro Rata Share of the Revolving Credit Advance requested by Borrower at Revolving Credit Agent's designated bank in immediately available funds not later than 1:00 p.m. (New York time) on the date of funding of such Revolving Credit Advance, unless Revolving Credit Agent's notice to Revolving Lenders is received after 12:00 noon (New York time) on the proposed funding date of a Base Rate Loan, in which event Revolving Lenders shall deposit with Revolving Credit Agent their respective Pro Rata Shares of the requested Revolving Credit Advance on or before 11:00 a.m. (New York time) of the next Business Day. Subject to its receipt of such amounts from Revolving Lenders, Revolving Credit Agent shall make the proceeds of the Revolving Credit Advances received by it available to Borrower by disbursing such proceeds in accordance with Borrower's disbursement instructions set forth in the applicable Notice of Borrowing. Unless Revolving Credit Agent shall have been notified in writing by a Revolving Lender prior to the proposed time of funding that such Revolving Lender does not intend to deposit with Revolving Credit Agent an amount equal to such Lender's Pro Rata share of the requested Revolving Credit Advance, Revolving Credit Agent may assume that such Revolving Lender has deposited or promptly will deposit its share with Revolving Credit Agent and Revolving Credit Agent may in its discretion disburse a corresponding amount to Borrower on the applicable funding date. If a Revolving Lender's Pro Rata Share of such Revolving Credit Advance is not in fact deposited with Revolving Credit Agent, then, if Revolving Credit Agent has disbursed to Borrower an amount corresponding to such share, then such Revolving Lender agrees to pay, and in addition Borrower agrees to repay, to Revolving Credit Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Revolving Credit Agent to or for the benefit of Borrower until the date such amount is paid or repaid to Revolving Credit Agent, (A) in the case of Borrower, at the interest rate applicable to such Revolving Credit Advance and (B) in the case of such Revolving Lender, at the Federal Funds Rate. If such Revolving Lender repays to Revolving Credit Agent such corresponding amount, such amount so repaid shall constitute a Revolving Credit Advance, and if both such Revolving Lender and Borrower shall have repaid such corresponding amount, Revolving Credit Agent shall promptly return to Borrower such corresponding amount in same day funds.

               (ii) (A) In order to facilitate the administration of the Revolving Credit Advances under this Agreement, Revolving Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrower) that settlement among them with respect to the Revolving Loan may take place on a periodic basis on dates determined from time to time by Revolving Credit Agent (each a "Revolving Credit Settlement Date"), which may occur before or after the
         --------------------------------
occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 2 of this Agreement
                                                  ---------
have been met. On each Revolving Credit Settlement Date, payment shall be made by or to each Revolving Lender in the manner provided herein and in accordance with the settlement report delivered by Revolving Credit Agent to Revolving Lenders with respect to such Revolving Credit Settlement Date so that, as of each Revolving Credit Settlement Date and after giving effect to the transaction to take place on such Revolving Credit Settlement Date, each Revolving Lender shall hold its Pro Rata Share of all Revolving Loans and participations in Revolving Loan LC Outstandings then outstanding. Revolving Credit Agent shall request settlement with the Revolving Lenders on a basis not less frequently than once every 5 Business Days.

                      (B) Between Settlement Dates, Revolving Credit Agent may request Deutsche to advance, and Deutsche may, but shall in no event be obligated to, advance to Borrower out of Deutsche's own funds the entire principal amount of any Revolving Credit Advances that are Base Rate Loans requested or deemed requested pursuant to this Agreement (any such Revolving Credit Advance funded exclusively by Deutsche being referred to as a "Settlement
                                                                      ----------
Loan"). Each Settlement Loan shall constitute a Revolving Credit Advance
----
hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolving Credit Advances, except that all payments thereon shall be payable to Deutsche solely for its own account. The obligation of Borrower to repay such Settlement Loans to Deutsche shall be evidenced by the records of Deutsche and need not be evidenced by any promissory note. Revolving Credit Agent shall not request Deutsche to make any Settlement Loan if (x) Revolving Credit Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Section 2 hereof
                                                                ---------
will not be satisfied on the requested funding date for the applicable Revolving Credit Advance or (Y) the requested Revolving Credit Advance would exceed the amount of Net Borrowing Availability on the funding date or would cause the then outstanding principal balance of all Settlement Loans to exceed $5,000,000. Deutsche shall not be required to determine whether the applicable conditions precedent set forth in Section 2 hereof have been satisfied or the requested
                       ---------
Revolving Credit Advance would exceed the amount of Net Borrowing Availability on the funding date applicable thereto prior to making, in its sole discretion, any Settlement Loan. On each Revolving Credit Settlement Date, or, if earlier, upon demand by Revolving Credit Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable. As provided in Section
                                                                      -------
1.1(b)(ii), Borrower shall be deemed to have requested (without the necessity of
----------
submitting any Notice of Borrowing) Revolving Credit Advances to be made on each Revolving Credit Settlement Date in the amount of all outstanding Settlement Loans and to have Revolving Credit Agent to cause the proceeds of such Revolving Credit Advances to be applied to the repayment of such Settlement Loans and interest accrued thereon. Revolving Credit Agent shall notify the Revolving Lenders of the outstanding balance of Revolving Credit Advances prior to 11:00 a.m. (New York time) on each Revolving Credit Settlement Date and each Revolving Lender (other than Deutsche) shall deposit with Revolving Credit Agent (without setoff, counterclaim or reduction of any kind) an amount equal to its Pro Rata Share of the amount of Revolving Credit Advances deemed requested in immediately available funds not later than 12:00 noon (New York time) on such Revolving Credit Settlement Date, and without regard to whether any of the conditions precedent set forth in Section 2 hereof are satisfied or the Revolving
                       ---------
Commitment Termination Date has occurred. If any Settlement Loan is not repaid on the due date thereof, then on the second Business Day after Deutsche's request each Revolving Lender (other than Deutsche) shall purchase a participating interest in such Settlement Loan in an amount equal to its Pro Rata Share of such Settlement Loan by transferring to Deutsche, in immediately available funds, the amount of such participation. The proceeds of Settlement Loans may be used solely for purposes for which Revolving Credit Advances generally may be used in accordance with Section 1.1(c) hereof. If any amounts
                                         --------------
received by Deutsche in respect of any Settlement Loans are later required to be returned or repaid by Deutsche to Borrower or any other obligor or their respective representatives or successors-in-interest, whether by court order, settlement or otherwise, the other Revolving Lender shall, upon demand by Deutsche with notice to Revolving Credit Agent, pay to Revolving Credit Agent for the account of Deutsche, an amount equal to each other Revolving Lender's Pro Rata Share of all such amounts required to be returned by Deutsche.

          (b)  Term Loan Fundings; Payments. (i) Agent shall notify Lenders,
               ----------------------------
promptly after receipt of a Notice of Term Loan Borrowing by telecopy, telephone or other similar form of transmission. Each Term Loan Lender shall make the amount of such Lender's Pro Rata Share of such Term Loan Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Annex I not later than 11:00 a.m. (New York time) on the requested funding date.
-------
After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Term Loan Advance to the Borrower in the notice of Term Loan Advance. All payments by each Term Loan Lender shall be made without setoff, counterclaim or deduction of any kind.

               (ii) On the second (2nd) Business Day after Agent has received any payment with respect to the Term Loan (each, a "Term Loan Settlement Date"),
                                                    -------------------------
Agent will advise each Lender by telephone, or telecopy of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to the Term Loan. Provided that such Lender has funded all payments or Term Loan Advances required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Term Loan Settlement Date, Agent will pay to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrower to Agent since the previous Term Loan Settlement Date for the benefit of that Lender on the Term Loan Advances made by it. To the extent that any Lender is a Non-Funding Lender with respect to the Term Loan, Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrower. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender in Annex
                                                                          -----
I or the applicable Assignment Agreement) not later than 2:00 p.m. (New York
-
time) on the next Business Day following each Term Loan Settlement Date.


     (c)       Availability of Lender's Pro Rata Share.  Each of Agent and
               ---------------------------------------
Revolving Credit Agent may assume that each Lender will make its Pro Rata Share of each Advance available to Agent or Revolving Credit Agent, as the case may be, on each funding date. If such Pro Rata Share is not, in fact, paid to Agent or Revolving Credit Agent, as the case may be, by such Lender when due, Agent or Revolving Credit Agent, as the case may be, will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's or Revolving Credit Agent's demand, Agent or Revolving Credit Agent, as the case may be, shall promptly notify Borrower and Borrower shall immediately repay such amount to Agent or Revolving Credit Agent, as the case may be. Nothing in this Section 10.8(c) or elsewhere in this Agreement or the
                        ---------------
other Loan Documents shall be deemed to require Agent or Revolving Credit Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. To the extent that Agent or Revolving Credit Agent advances funds to Borrower on behalf of any Lender and is not reimbursed therefor on the same Business Day as such advance is made, Agent or Revolving Credit Agent, as the case may be, shall be entitled to retain for its account all interest accrued on such advance until reimbursed by the applicable Lender.

          (d)  Return of Payments. (i) If Agent or Revolving Credit Agent pays
               ------------------
an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent or Revolving Credit Agent, as the case may be, from Borrower and such related payment is not received by Agent or Revolving Credit Agent, as the case may be, then Agent or Revolving Credit Agent, as the case may be, will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

          (ii) If Agent or Revolving Credit Agent determines at any time that any amount received by it under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent or Revolving Credit Agent, as the case may be, will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent or Revolving Credit Agent, as the case may be, on demand any portion of such amount that Agent or Revolving Credit Agent, as the case may be, has distributed to such Lender, together with interest at such rate, if any, as Agent or Revolving Credit Agent, as the case may be, is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

          (e)  Non-Funding Lenders. The failure of any Non-Funding Lender to
               -------------------
make any Advance or any payment required by it hereunder on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other
                                                                         -----
Lender") of its obligations to make such Advance on such date, but neither any
------
Other Lender nor Agent nor Revolving Credit Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance or to purchase a participation required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" or a "Revolving Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

          (f)  Dissemination of Information. Each of Agent and Revolving Credit
               -----------------------------
Agent will use reasonable efforts to provide each other and Lenders with any notice of Default or Event of Default received by it from, or delivered by it to, any Loan Party, with notice of any Event of Default of which it has actually become aware and with notice of any action taken by it following any Event of Default; provided, however, that neither Agent nor Revolving Credit Agent shall
         -----------------
be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's or Revolving Credit Agent's, as the case may be, gross negligence or willful misconduct.

          (g)  Actions in Concert.  Anything in this Agreement to the contrary
               ------------------
notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of set-off) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent.

     10.9 Due Diligence and Non-Reliance. Each Lender hereby acknowledges and
          ------------------------------
represents that it has, independently and without reliance upon Agent, Revolving Credit Agent or the other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Loan Party and its own decision to enter into this Agreement and to fund the loans to be made by it hereunder and to purchase participations in the Letter of Credit Obligations pursuant hereto, and each Lender has made such inquiries concerning the Loan Documents, the Collateral and each Loan Party as such Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the other Loan Documents without the intervention or participation of the other Lenders, Revolving Credit Agent or Agent. Each Lender hereby further acknowledges and represents that the other Lenders, Revolving Credit Agent and Agent have not made any representations or warranties to it concerning any Loan Party, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the Loan Documents. Each Lender also hereby acknowledges that it will, independently and without reliance upon the other Lenders, Revolving Credit Agent or Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Advances and in taking or refraining to take any other action under this Agreement or any of the other Loan Documents. Except for notices, reports and other information expressly required to be furnished to Lenders by Agent or Revolving Credit Agent hereunder, neither Agent nor Revolving Credit Agent shall have any duty or responsibility to provide any Lender with any notices, reports or certificates furnished to Agent or Revolving

Credit Agent by any Loan Party or any credit or other information concerning the affairs, financial condition, business or property of any Loan Party (or any of its Affiliates) which may come into possession of Agent, Revolving Credit Agent or any of Agent's or Revolving Credit Agent's Affiliates.

  10.10   Out-of-Formula Loans.  Revolving Credit Agent may require Revolving
          --------------------
Lenders to honor requests by Borrower for Out-of-Formula Loans (in which event, and notwithstanding anything to the contrary set forth in Section 1.1 or
                                                          -----------
elsewhere in this Agreement, Revolving Lenders shall continue to make Revolving Credit Advances up to their Pro Rata Share of the Revolving Loan Commitment) and to forbear from requiring Borrower to cure an Out-of-Formula Condition, (a) when no Event of Default exists (or if an Event of Default exists, when the existence of such Event of Default is not known by Revolving Credit Agent), if and for so long as (i) such Out-of-Formula Condition does not continue for a period of more than 15 consecutive days, following which no Out-of-Formula Condition exists for at least 15 consecutive days before another Out-of-Formula Condition exists,
(ii) the amount of the Revolving Credit Advances outstanding at any time does not exceed the aggregate Revolving Loan Commitment at such time, and (iii) the Out-of-Formula Condition is not known by Revolving Credit Agent at the time in question to exceed $2,000,000; and (b) regardless of whether or not an Event of Default exists, if Revolving Credit Agent discovers the existence of an Out-of-Formula Condition not previously known by it to exist, but Revolving Lenders shall be obligated to continue making such Revolving Credit Advances as directed by Revolving Credit Agent only (A) if the amount of the Out-of-Formula Condition is not increased by more than $500,000 above the amount determined by Revolving Credit Agent to exist on the date of discovery thereof and (B) for a period not to exceed 5 Business Days. In no event shall Borrower or any other Loan Party be deemed to be a beneficiary of this Section 10.10 or authorized to enforce any
                                      -------------
of the provisions of this Section 10.10.
                          -------------

     11.  MISCELLANEOUS

     11.1 Complete Agreement; Modification of Agreement.  The Loan Documents
          ---------------------------------------------
constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2 below. Any letter of interest, commitment letter, and/or
         ------------
fee letter (other than the Fee Letter) between any Loan Party on one hand and Agent, Revolving Credit Agent or any Lender or any of their respective affiliates on the other hand, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.

     11.2 Amendments and Waivers. (a) Except for actions expressly permitted to
          ----------------------
be taken by Agent or Revolving Credit Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any of the Notes, or any consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Borrower, and by Requisite Lenders or all affected Lenders and/or Revolving Credit Agent, as applicable. Except as set forth in clauses (b) and (c) below, all such
                                       -----------     ---
amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

          (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which increases the percentage advance rates set forth in the definition of the Borrowing Base, or which makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts and Eligible Inventory set forth in Sections 1.7 and 1.8, shall be
                                             ------------     ---
effective unless the same shall be in writing and signed by Agent, Revolving Credit Agent, Requisite Lenders and Borrower. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which waives compliance with the conditions precedent set forth in
Section 2.2 to the making of any Loan or the incurrence of any Letter of Credit
-----------
Obligations shall be effective unless the same shall be in writing and signed by
(i) in the case of a Term Loan Advance, Agent, Requisite Lenders and Borrower, and (ii) in the case of Revolving Credit Advance or the incurrence of Letter of Credit Obligations, Revolving Credit Agent, Agent, Requisite Lenders and Borrower. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default (if in connection therewith Requisite Lenders have exercised their right to suspend the making or incurrence of further Advances or Letter of Credit Obligations pursuant to Section 8.2) or
                                                                -----------
any Event of Default shall be effective for purposes of the conditions precedent to the making of Advances or the incurrence of Letter of Credit Obligations set forth in Section 2.2 unless the same shall be in writing and signed by Requisite
         -----------
Lenders and Borrower.

          (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent, Revolving Credit Agent and each Lender directly affected thereby, do any of the following: (i) increase the principal amount of any Lender's Commitment (which action shall be deemed to directly affect all Lenders); (ii) reduce the amount due on any schedule payment date or reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender; (iii) extend any scheduled payment date or final maturity date of the principal amount of any Loan or Letter of Credit Obligations of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender;
(v) release any Guaranty or, except as otherwise permitted herein or in the other Loan Documents, release, or permit any Loan Party to sell or otherwise dispose of, any Collateral with a value exceeding $2,500,000 in the aggregate (which action shall be deemed to directly affect all Lenders) provided, however,
                                                              --------  -------
that Agent shall be authorized to release that certain web press currently located at 2500 Lamar Avenue, Memphis, Tennessee and previously sold to John P. Miller, without the consent of Revolving Credit Agent or any Lender; (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for Lenders or any of them to take any action hereunder; (vii) amend or waive this Section 11.2 or the definitions of the term
                                     ------------
"Requisite Lenders" insofar as such definition affects the substance of this
Section 11.2; (viii) increase the aggregate amount of all Commitments; and (ix)
------------
permit the payment of any Subordinated Indebtedness except in accordance with the provisions of any subordination agreement covering such Subordinated Indebtedness. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent or Revolving Credit Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent or Revolving Credit Agent, as applicable, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Loan Party in any case shall entitle such Loan Party or any other Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2
                                                                ------------
shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.

          (d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):
                          ---------------
               (i) requiring the consent of all affected Lenders, the consent of one Lender is obtained, but the consent of other Lenders whose consent is required is not obtained within two (2) weeks after the request therefor (any such Lender whose consent is not obtained as described this clause (i) and in
                                                            ----------
clause (ii) below being referred to as a "Non-Consenting Lender"), or
----------                                ---------------------

               (ii) requiring the consent of Requisite Lenders, the consent of one Lender is obtained, but the consent of Requisite Lenders is not obtained within two (2) weeks after the request therefor, then, so long as Agent is not a Non-Consenting Lender, Agent or a Person acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person, all of the Commitments of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement (and that no Prepayment Fee shall be applicable to such purchase).

          (e) Upon indefeasible payment in full in cash and performance of all of the Obligations (other than indemnification Obligations under Section 1.14),
                                                                 ------------
termination of the Commitments and a release of all claims against Agent, Revolving Credit Agent and Lenders, and so long as no suits, actions, proceedings, or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Agent shall deliver to Borrower termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

     11.3 Fees and Expenses.
          -----------------

          (a) Borrower shall pay on demand all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) of Agent and Revolving Credit Agent in connection with the preparation, negotiation, approval, execution, delivery, administration, modification, amendment, waiver and enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, and commitments relating thereto, and the other documents to be delivered hereunder or thereunder and the transactions contemplated hereby and thereby and the fulfillment or attempted fulfillment of conditions precedent hereunder, excluding costs and expenses incurred in connection with any sale or assignment of any of the Loans prior to acceleration of the Obligations and including, without limitation: (i) wire transfer fees and other costs of forwarding to Borrower or any other Person on behalf of Borrower by Agent, Revolving Credit Agent and the Lenders of the proceeds of the Term Loan Advances or the Advances; (ii) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the advances made pursuant hereto or its rights hereunder or thereunder; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, Revolving Credit Agent, the Lenders, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to Agent, Revolving Credit Agent or Lenders by virtue of the Loan Documents; (iv) any attempt to enforce any rights of Agent against Borrower or any other Person that may be obligated to Agent, Revolving Credit Agent or the Lenders by virtue of any of the Loan Documents; or (v) any effort to (A) evaluate, observe, assess Borrower or its affairs, or (B) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral. Notwithstanding anything herein to the contrary, as long as no Event of Default is in existence, Borrower shall not be obligated to reimburse Revolving Credit Agent for field exam audits of Borrower in excess of $5,000 per location per year.

          (b) Borrower shall pay on demand all reasonable costs and expenses (including, without limitation, reasonable counsels' fees) of Agent, Revolving Credit Agent and the Lenders in connection with any Default and any enforcement or collection proceedings resulting therefrom or any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents in connection with any Default.

          (c) Without limiting the generality of clauses (a) and (b) above, Borrower's obligation to reimburse Agent, Revolving Credit Agent and/or the Lenders for costs and expenses shall include the reasonable fees and expenses of counsel (and local, foreign or special counsel, advisors, consultants and auditors retained by such counsel), accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; expenses for travel, lodging and food; and all other out-of-pocket costs and expenses of every type and nature paid or incurred in connection with the performance of such legal or other advisory services.

     11.4 No Waiver.  No failure on the part of Agent, Revolving Credit Agent or
          ---------
the Lenders, at any time or times, to require strict performance by any Loan Party, of any provision of this Agreement and any of the other Loan Documents shall waive, affect or diminish any right of Agent , Revolving Credit Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of a Default shall not suspend, waive or affect any other Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Loan Party contained in this Agreement or any of the other Loan Documents and no Default by any Loan Party shall be deemed to have been suspended or waived by Agent, Revolving Credit Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and the applicable required Lender if required hereunder and directed to Borrower specifying such suspension or waiver.

  11.5  Remedies.  The rights and remedies of Agent, Revolving Credit Agent and
        --------
the Lenders under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent, Revolving Credit Agent or the Lenders may have under any other agreement, including, without limitation, the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

  11.6  Severability.  Wherever possible, each provision of this Agreement shall
        ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

  11.7  Conflict of Terms.  Except as otherwise provided in this Agreement or
        -----------------
any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provisions contained in this Agreement shall govern and control.

  11.8  Right of Set-off.  Subject to Section 1.5(a), upon the occurrence and
        ----------------              --------------
during the continuance of any Event of Default, Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply in accordance with Section 1.12 any and all deposits (general or
                                 ------------
special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Agent, Revolving Credit Agent and/or the Lenders to or for the credit or the account of Borrower against any and all of the Obligations now or hereafter existing irrespective of whether or not Agent, Revolving Credit Agent or such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. Agent agrees promptly to notify the Lenders, Revolving Credit Agent and Borrower after any such set-off and application made by Agent; provided,
                                                                   --------
however, that the failure to give such notice shall not affect the validity of
-------
such set-off and application. The rights of Agent, Revolving Credit Agent and the Lenders under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which Agent, Revolving Credit Agent and the Lenders may have.

  11.9  Authorized Signature.  Until Agent shall be notified by Borrower to the
        --------------------
contrary, to the signature upon any document or instrument delivered pursuant hereto and believed by Agent, Revolving Credit Agent or Lenders or any of their officers, or employees to be that of an officer or duly authorized representative of Borrower listed on Schedule 11.9 shall bind Borrower and be
                                     -------------
deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and Agent, Revolving Credit Agent and the Lenders shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance of such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

  11.10 GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE
        -------------
LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER, AGENT, REVOLVING CREDIT AGENT AND LENDERS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK, OR CHICAGO, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, REVOLVING CREDIT AGENT, LENDERS AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY OR CHICAGO, AS THE CASE MAY BE, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS
                                                            ----- --- ----------
AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ON
SCHEDULE 11.11 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED
--------------
COMPLETED

UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

  11.11 Notices.  Except as otherwise provided herein, whenever it is provided
        -------
herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.11, (iii) one (1)
                                                 -------------
Business Day after deposit with a reputable overnight courier with all charges prepaid or (iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Annex J or to such other address (or facsimile
                              -------
number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower, Agent, Revolving Credit Agent or Lenders) designated on Annex J to receive copies shall in no way adversely affect the
              -------
effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

  11.12 Section Titles.  The Section titles and Table of Contents contained in
        --------------
this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

  11.13 Counterparts.  This Agreement may be executed in any number of separate
        ------------
counterparts, each of which shall, collectively and separately, constitute one agreement.

11.14   Time of the Essence.  Time is of the essence of this Agreement and each
        -------------------
of the other Loan Documents.

  11.15 WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
        --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT

OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

  11.16  NO ORAL AGREEMENTS.  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL
         ------------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

  11.17  RELEASE.  BORROWER ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO CLAIMS,
         -------
COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES OF ANY KIND OR NATURE WHATSOEVER TO THE ORIGINAL AGREEMENT, THE FIRST RESTATED AGREEMENT, THE SECOND RESTATED AGREEMENT AND THE OTHER LOAN DOCUMENTS (AS SUCH TERM IS DEFINED IN EACH OF THE ORIGINAL AGREEMENT, THE FIRST RESTATED AGREEMENT AND THE SECOND RESTATED AGREEMENT) AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO SUCH DOCUMENTS AND/OR ANY TRANSACTION RELATED TO SUCH DOCUMENTS, SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF EACH LENDER'S EXECUTION AND DELIVERY OF THIS AGREEMENT.

  11.18  Amendment and Restatement.  This Agreement and the Notes are given in
         -------------------------
amendment, consolidation, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of (i) the Second Restated Agreement and the promissory notes executed in connection therewith, which Second Restated Agreement and such promissory notes were given in amendment, restatement, renewal and extension (but not in novation, extinguishment or satisfaction of (a) the First Restated Agreement and the promissory notes executed in connection therewith, which First Restated Agreement and such promissory notes were given in amendment, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of the Original Agreement and the promissory notes issued in connection therewith, and (b) the Phillips Loan Agreement, and
(ii) the Deutsche Loan Agreement and the promissory note executed in connection therewith. All liens and security interests securing payment of the obligations under the Original Agreement, the First Restated Agreement, the Phillips Loan Agreement, the Second Restated Agreement and the Deutsche Loan Agreement, and such promissory notes are hereby collectively renewed, extended, rearranged, ratified and brought forward as security for the payment and performance of the Obligations. With respect to matters relating to the period prior to the date hereof, all of the provisions of the Original Agreement, the First Restated Agreement, the Phillips Loan Agreement, the Second Restated Agreement, and the Deutsche Loan Agreement and the promissory notes, security agreements and other documents, instruments or agreements executed in connection therewith are hereby ratified and confirmed and shall remain in force and effect.

  11.19  References.  Each of the Loan Documents, and any and all other Loan
         ----------
Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof are hereby amended so that (i) any reference in such other Loan Documents to the Original Agreement, the First Restated Agreement, the Phillips Agreements, the Second Restated Agreement (including as any thereof may have been amended) shall mean a reference to this Agreement, or the Deutsche Loan Agreement and (ii) any reference in such other Loan Documents to Original Lender or August 1998 Lenders or Deutsche shall mean a reference to Agent, Revolving Credit Agent and Lenders, as context may require.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


                                 BORROWER:


                                 PREMIER GRAPHICS, INC.



                                 By:____________________
                                    Lance T. Fair
                                    Secretary



                                 AGENT, FOR THE BENEFIT OF THE LENDERS:


                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION



                                 By:____________________
                                    John E. Hanley
                                    Senior Risk Manager



                                 REVOLVING CREDIT AGENT, FOR THE BENEFIT OF
                                 LENDERS:


                                 DEUTSCHE FINANCIAL SERVICES
                                 CORPORATION



                                 By:____________________
                                 Name:__________________
                                 Title:_________________

                                 LENDERS:

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION



                                 By:____________________
                                    John E. Hanley
                                    Senior Risk Manager



                                 DEUTSCHE FINANCIAL SERVICES
                                 CORPORATION



                                 By:____________________
                                 Name:__________________
                                 Title:_________________



                                 TRANSAMERICA EQUIPMENT FINANCIAL
                                 SERVICES CORPORATION



                                 By:____________________
                                 Name:__________________
                                 Title:_________________